As filed with the Securities and Exchange Commission on January 12, 2010

File No.: 333-

File No.:  811-03623

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.  ☐

Post-Effective Amendment No.  ☐

(Check appropriate box or boxes)

The Prudential Series Fund

(Exact Name of Registrant as Specified in Charter)

(203) 926-1888

(Area Code and Telephone Number)

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-8065

Address of Principal Executive Offices:
(Number, Street, City, State, Zip Code)

Deborah A. Docs, Esq.

Secretary, The Prudential Series Fund

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-8065

Name and Address of Agent for Service:
 (Number and Street) (City) (State) (Zip Code)

Copies to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, NW

Washington, D.C. 20001

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on February 11, 2010 pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of the securities being registered: Shares of SP Prudential U.S. Emerging Growth Portfolio, Value Portfolio, Jennison Portfolio of The Prudential Series Fund.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

The Prudential Series Fund
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-8065
Telephone 888-778-2888

February     , 2010

Dear Contract Owner,

As a contract owner who beneficially owns shares of any one or more of the following investment portfolios of The Prudential Series Fund (the “Fund”):

•  SP Mid Cap Growth Portfolio

•  SP Davis Value Portfolio

•  SP Strategic Partners Focused Growth Portfolio;

you are cordially invited to Special Meetings of Shareholders (each, a “Meeting” and collectively, the “Meetings”) of the investment portfolios of the Fund listed above (each, a “Target Fund” and collectively, the “Target Funds”) to be held at the offices of the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-8065, on March 25, 2010 at the times indicated below:

Target Fund	Meeting Time
SP Mid Cap Growth Portfolio	10:00 a.m. Eastern time

SP Davis Value Portfolio	10:30 a.m. Eastern time

SP Strategic Partners Focused Growth Portfolio	11:00 a.m. Eastern time

The Meetings are very important to the future of the Target Funds. At each Meeting, the shareholders of the relevant Target Fund will be asked to approve or disapprove, as more fully described in the attached Prospectus/Proxy Statement, a Plan of Reorganization of the Fund (the “Plan”) whereby all of the assets of the relevant Target Fund would be acquired by the corresponding investment portfolio of the Fund listed below (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) in exchange for the Fund’s issuance to the Target Fund and its shareholders of shares of beneficial interest of the Acquiring Fund:

Target Fund	Acquiring Fund
SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio

SP Davis Value Portfolio	Value Portfolio

SP Strategic Partners Focused Growth Portfolio	Jennison Portfolio

If the proposal with respect to any Target Fund is approved and the corresponding reorganization completed, the value of the shares of the Acquiring Fund that you beneficially own immediately after the completion of the Reorganization will be equal to the value of your investment in the corresponding Target Fund immediately prior to the reorganization. You will no longer beneficially own shares of the specified Target Fund after the reorganization, and that Target Fund will no longer exist.

Shareholder approval of any one reorganization transaction is not contingent upon, and will not affect in any way, shareholder approval of any other reorganization transaction. In addition, the consummation of any one reorganization transaction is not contingent upon, and will not affect in any way, the consummation of any other reorganization transaction. Shareholders should consider each proposal independently of the other proposals.

Because of the federal tax-deferred treatment applicable to the relevant variable annuity contracts and variable life insurance policies, the reorganizations are not expected to result in taxable gain or loss for U.S. federal income tax purposes for contract owners that beneficially own shares of the Target Funds.

Your vote is important no matter how large or small your investment. We urge you to read the attached Prospectus/Proxy Statement thoroughly and to indicate your voting instructions on each enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may vote by telephone by calling toll-free 1-888-221-0697.  Your voting instructions must be received by the Fund prior to March 25, 2010. The shares that you beneficially own will be voted in accordance with the most current instructions received by the Fund prior to the Meeting. All shares of the Target Funds, including Target Fund shares owned by a participating insurance company in its general account or otherwise, for which instructions are not received from contract owners will be voted by the participating insurance companies in the same proportion as the votes actually cast by contract owners on the issues presented. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

Any questions or concerns you may have regarding the special meeting or the voting instruction card(s) should be directed to your financial representative.

Sincerely,

/s/ Stephen Pelletier
Stephen Pelletier
President
The Prudential Series Fund

SP MID CAP GROWTH PORTFOLIO
SP DAVIS VALUE PORTFOLIO
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO,
EACH A SERIES OF THE PRUDENTIAL SERIES FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-8065

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON MARCH 25, 2010

To the Shareholders of the SP Mid Cap Growth Portfolio, the SP Davis Value Portfolio, and the SP Strategic Partners Focused Growth Portfolio, each a series of The Prudential Series Fund:

NOTICE IS HEREBY GIVEN that Special Meetings of Shareholders (each, a “Meeting” and collectively, the “Meetings”) of the investment Portfolios listed below (each, a “Target Fund” and collectively, the “Target Funds”), each a series of The Prudential Series Fund (the “Fund”), will be held at the offices of the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-8065, on March 25, 2010 at the times indicated below:

Legal Name	Sometimes Referred to Herein As	Meeting Time
SP Mid Cap Growth Portfolio	Mid Cap Growth Portfolio	10:00 a.m. Eastern time

SP Davis Value Portfolio	Davis Value Portfolio	10:30 a.m. Eastern time

SP Strategic Partners Focused Growth Portfolio	Focused Growth Portfolio	11:00 a.m. Eastern time

The purposes of the Special Meeting for each Target Fund are as follows:

I. To approve the Plan of Reorganization of the Fund (the “Plan”), on behalf of each Target Fund and each Acquiring Fund (as defined below). As described in more detail below, the Plan provides for the transfer of all of a Target Fund’s assets to the corresponding Acquiring Fund in exchange for the Acquiring Fund’s assumption of all of the Target Fund’s liabilities and the Acquiring Fund’s issuance to the Target Fund of shares of beneficial interest in that Acquiring Fund (the “Acquiring Fund Shares”). The Acquiring Fund Shares received by a Target Fund in a reorganization transaction will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Fund shares that are outstanding immediately prior to such reorganization transaction. The Plan also provides for the distribution by the Target Fund, on a pro rata basis, of such Acquiring Fund Shares to the Target Fund’s shareholders in complete liquidation of such Target Fund. A vote in favor of the Plan by the shareholders of a Target Fund will constitute a vote in favor of the liquidation of the applicable Target Fund and the termination of such Target Fund as a separate series of the Fund.

Target Fund	Acquiring Fund
Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio

Davis Value Portfolio	Value Portfolio

Focused Growth Portfolio	Jennison Portfolio

II. To transact such other business as may properly come before the Meeting or any adjournment thereof.

A copy of the form of Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

Each (a) acquisition of assets of a Target Fund by the corresponding Acquiring Fund, (b) assumption of liabilities of the Target Fund by the corresponding Acquiring Fund, and (c) issuance of the Acquiring Fund Shares by the Fund to the Target Fund and its shareholders is individually referred to herein as a “Reorganization,” and these separate transactions are collectively referred to herein as the “Reorganizations.” Under the Plan, shareholder approval of any one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of any other Reorganization. In addition, the consummation of any one Reorganization is not contingent upon, and will not affect in any way, the consummation of any other Reorganization. Shareholders should consider each proposal independently of the other proposals. If the shareholders of a Target Fund approve the Plan and the relevant Reorganization is consummated, they will become shareholders of the corresponding Acquiring Fund.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this Notice. The Board of Trustees of the Fund has fixed the close of business on December 25, 2009, as the record date for determining shareholders entitled to notice of, and to vote at, the Meetings, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meetings. Each share of each Target Fund is entitled to one vote on the relevant proposal.

You are cordially invited to attend the relevant Meeting(s). If you do not expect to attend a Meeting, you are requested to complete, date and sign the enclosed voting instruction card relating to that Meeting and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone as described in the Prospectus/Proxy Statement. The enclosed voting instruction card is being solicited on behalf of the Board of Trustees of the Fund.

YOUR VOTE IS IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING 1-888-221-0697 AND FOLLOWING THE INSTRUCTIONS.  YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETING. THEREFORE, BY APPEARING AT A MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN VOTE IN PERSON.

By order of the Board of Trustees of The Prudential Series Fund

/s/ Deborah A. Docs
Deborah A. Docs
Secretary
The Prudential Series Fund

February , 2010

The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS/PROXY STATEMENT DATED JANUARY 12, 2010

PROXY STATEMENT
for
SP MID CAP GROWTH PORTFOLIO
SP DAVIS VALUE PORTFOLIO
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO,
EACH A SERIES OF THE PRUDENTIAL SERIES FUND
and
PROSPECTUS
for
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
VALUE PORTFOLIO
JENNISON PORTFOLIO
EACH A SERIES OF THE PRUDENTIAL SERIES FUND

Dated February     , 2010

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-8065

Reorganization of the SP Mid Cap Growth Portfolio
into the SP Prudential U.S. Emerging Growth Portfolio

Reorganization of the SP Davis Value Portfolio
into the Value Portfolio

Reorganization of the SP Strategic Partners Focused Growth Portfolio
into the Jennison Portfolio

This Prospectus/Proxy Statement is furnished in connection with the Special Meetings of Shareholders (each, a “Meeting” and collectively, the “Meetings”) of the SP Mid Cap Growth Portfolio, the SP Davis Value Portfolio, and the SP Strategic Partners Focused Growth Portfolio (each, a “Target Fund” and collectively, the “Target Funds”), each a series of The Prudential Series Fund (the “Fund”). At each Meeting, you will be asked to consider and approve the Plan of Reorganization of the Fund (the “Plan”) that provides for the reorganization of each Target Fund into the corresponding investment portfolio of the Fund (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) as shown immediately below.

Target Fund	Acquiring Fund	Name of Reorganization
SP Mid Cap Growth Portfolio (the “Mid Cap Growth Portfolio”)	SP Prudential U.S. Emerging Growth Portfolio (the “Emerging Growth Portfolio”)	Mid Cap Growth—Emerging Growth Reorganization

SP Davis Value Portfolio (the “Davis Value Portfolio”)	Value Portfolio (the “Value Portfolio”)	Davis Value—Value Reorganization

SP Strategic Partners Focused Growth Portfolio (the “Focused Growth Portfolio”)	Jennison Portfolio (the “Jennison Portfolio”)	Focused Growth—Jennison Reorganization

As described in more detail below, the Plan provides for the transfer of all of a Target Fund’s assets to the corresponding Acquiring Fund in exchange for the Acquiring Fund’s assumption of all of the Target Fund’s liabilities and the Acquiring Fund’s issuance to the Target Fund of shares of beneficial interest in that Acquiring Fund (the “Acquiring Fund Shares”). The Acquiring Fund Shares received by a Target Fund in a reorganization transaction will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Fund shares that are outstanding immediately prior to such reorganization transaction. The Plan also provides for the distribution by the Target Fund, on a pro rata basis, of such Acquiring Fund Shares to the Target Fund’s shareholders in complete liquidation of such Target Fund. A vote in favor of the

Plan by the shareholders of a Target Fund will constitute a vote in favor of the liquidation of the applicable Target Fund and the termination of such Target Fund as a separate series of the Fund.

Each (a) acquisition of assets of a Target Fund by the corresponding Acquiring Fund, (b) assumption of liabilities of the Target Fund by the corresponding Acquiring Fund, and (c) issuance of the Acquiring Fund Shares by the Fund to the Target Fund and its shareholders is individually referred to herein as a “Reorganization,” and these separate transactions are collectively referred to herein as the “Reorganizations.” Under the Plan, shareholder approval of any one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of any other Reorganization. In addition, the consummation of any one Reorganization is not contingent upon, and will not affect in any way, the consummation of any other Reorganization. Shareholders should consider each proposal independently of the other proposals. If the shareholders of a Target Fund approve the Plan and the relevant Reorganization is consummated, they will become shareholders of the corresponding Acquiring Fund.

The Meetings will be held at the offices of the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-8065, on March 25, 2010, at the times indicated below:

Target Fund	Meeting Time
Mid Cap Growth Portfolio	10:00 a.m. Eastern time

Davis Value Portfolio	10:30 a.m. Eastern time

Focused Growth Portfolio	11:00 a.m. Eastern time

The Board of Trustees of the Fund (the “Board”) is soliciting these voting instructions on behalf of the Target Funds. This Prospectus/Proxy Statement will first be sent to contract owners on or about February     , 2010.

The Target Funds and the Acquiring Funds serve as underlying mutual funds for variable annuity contracts and variable life insurance policies (the “Contracts”) issued by life insurance companies (“Participating Insurance Companies”). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Target Fund through the Contracts and should consider themselves shareholders of the applicable Target Fund for purposes of this Prospectus/Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct it, as owner of record of shares held in the applicable Target Fund by its separate or general accounts, how it should vote on the Plan at the Meeting and at any adjournments thereof.

This Prospectus/Proxy Statement gives the information about each Reorganization and the issuance of the Acquiring Fund Shares that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available at the Fund’s website at http://                                                   .  Additional information about the Acquiring Funds has been filed with the Securities and Exchange Commission (the “SEC”), including:

•  The Prospectus of the Fund relating to the Acquiring Funds, dated May 1, 2009, which is incorporated herein by reference and is included, with and considered to be a part of, this Prospectus/Proxy Statement.

You may request a free copy of a Statement of Additional Information, dated February     , 2010 (the “SAI”), relating to this Prospectus/Proxy Statement or other documents relating to the Fund without charge by calling 888-778-2888 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-8065.  The SAI is incorporated herein by reference. The SEC maintains a website (www.sec.gov) that contains the SAI and other material incorporated by reference and considered part of this Prospectus/Proxy Statement, together with other information regarding the Fund.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT

Summary of the Proposals

Page	Caption
MID CAP GROWTH—EMERGING GROWTH REORGANIZATION

DAVIS VALUE—VALUE REORGANIZATION

FOCUSED GROWTH—JENNISON REORGANIZATION

MANAGEMENT OF THE TARGET FUNDS AND THE ACQUIRING FUNDS

INFORMATION ABOUT THE REORGANIZATIONS

VOTING INFORMATION

ADDITIONAL INFORMATION ABOUT THE FUND, THE TARGET FUNDS, AND THE ACQUIRING FUNDS

PRINCIPAL HOLDERS OF SHARES

FINANCIAL HIGHLIGHTS

i

SUMMARY OF THE PROPOSALS

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Funds (Exhibit B).

You are being asked to consider and approve the Plan with respect to the Target Funds for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of a Reorganization will have the effect of reorganizing a Target Fund into the corresponding Acquiring Fund, resulting in a single mutual fund. The investment objectives of each Target Fund and the corresponding Acquiring Fund are comparable. The investment objectives of each Target Fund and corresponding Acquiring Fund are listed below:

Portfolio Name	Investment Objective	Page of Proxy Statement on which specific description begins

Mid Cap Growth Portfolio	Capital growth
Emerging Growth Portfolio	Long-term capital appreciation

Davis Value Portfolio	Growth of capital
Value Portfolio	Capital appreciation

Focused Growth Portfolio	Long-term growth of capital
Jennison Portfolio	Long-term growth of capital

As further explained in “Management of the Target Funds—Investment Manager of the Fund,” Prudential Investments LLC (“PI”) serves as Investment Manager for each of the Target Funds and each of the Acquiring Funds under a manager-of-managers structure pursuant to which it supervises the applicable subadviser or subadvisers. Shareholders of each Target Fund will have their shares exchanged for shares of the corresponding Acquiring Fund of equal dollar value based upon the value of the shares at the time the Target Fund’s net assets are transferred to the corresponding Acquiring Fund. After the transfer of net assets and exchange of shares have been completed, the particular Target Fund will be liquidated and dissolved. As a result of the relevant Reorganization, you will cease to be a beneficial shareholder of your Target Fund and will become a beneficial shareholder of the corresponding Acquiring Fund.

For the reasons set forth in the “Information About the Reorganizations—Reasons for the Reorganizations” section below, the Board has determined that (i) each Reorganization is in the best interests of the shareholders of the relevant Target Fund and the relevant Acquiring Fund, and (ii) the interests of the existing shareholders of the relevant Target Fund and the relevant Acquiring Fund will not be diluted as a result of each Reorganization.

The Board, on behalf of each Target Fund and each Acquiring Fund, has approved the Plan and unanimously recommends that you vote to approve the Plan pertaining to your Target Fund.

In considering whether to vote to approve the Plan pertaining to your Target Fund, you should note the following:

Mid Cap Growth Portfolio—Emerging Growth Portfolio Reorganization

•  The Mid Cap Growth Portfolio and the Emerging Growth Portfolio have substantially similar investment objectives;

•  Each of these portfolios focuses on equity securities (i.e., the Mid Cap Growth Portfolio normally invests at least 80% of its net assets in common stocks of mid-capitalization companies while the Emerging Growth Portfolio normally invests at least 80% of its investable assets in equity securities of small- and medium-sized U.S. companies);

•  The Mid Cap Growth Portfolio and the Emerging Growth Portfolio have substantially similar investment strategies and restrictions;

•  The Emerging Growth Portfolio was larger than the Mid Cap Growth Portfolio as of September 30, 2009 (i.e., the Emerging Growth Portfolio had net assets of approximately $136 million while the Mid Cap Growth Portfolio had net assets of approximately $78 million as of that date);

•  The contractual investment management fee rate for the Emerging Growth Portfolio (i.e., 0.60%) is 0.20% lower than that of the Mid Cap Growth Portfolio (0.80%);

•  The historical investment performance for the Emerging Growth Portfolio for the one-, three-, and five-year periods ended September 30, 2009 is stronger than that of the Mid Cap Growth Portfolio;

•  The estimated annualized operating expense ratio for the Emerging Growth Portfolio for the year ended December 31, 2009 based on the Portfolio’s average daily net assets during the period January 1, 2009 to September 30, 2009 is substantially lower than that of the Mid Cap Growth Portfolio for the same period;

•  Assuming completion of the Mid Cap Growth Portfolio—Emerging Growth Portfolio Reorganization on September 30, 2009, the pro forma annualized operating expense ratio for the combined portfolio is substantially lower than the estimated annualized operating expense ratio for the Mid Cap Growth Portfolio; and

•  Because of the federal tax-deferred treatment applicable to the Contracts, the Mid Cap Growth Portfolio—Emerging Growth Portfolio Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Mid Cap Growth Portfolio immediately prior to the Reorganization.

Davis Value Portfolio—Value Portfolio Reorganization

•  The Davis Value Portfolio and the Value Portfolio have substantially similar investment objectives;

•  Each of these portfolios focuses primarily on large-cap and mid-cap value securities;

•  The Davis Value Portfolio and the Value Portfolio have substantially similar investment strategies and restrictions;

•  The Value Portfolio was substantially larger than the Davis Value Portfolio as of September 30, 2009 (i.e., the Value Portfolio had net assets of approximately $1.14 billion while the Davis Value Portfolio had net assets of approximately $191 million as of that date);

•  The contractual investment management fee rate for the Value Portfolio (i.e., 0.40%) is 0.35% lower than that of the Davis Value Portfolio (0.75%);

•  The historical investment performance for the Value Portfolio for the one-, three-, and five-year periods ended September 30, 2009 is stronger than that of the Davis Value Portfolio;

•  The estimated annualized operating expense ratio for the Value Portfolio for the year ended December 31, 2009 based on the Portfolio’s average daily net assets during the period January 1, 2009 to September 30, 2009 was substantially lower than that of the Davis Value Portfolio for the same period;

•  Assuming completion of the Davis Value Portfolio—Value Portfolio Reorganization on September 30, 2009, the pro forma annualized operating expense ratio for the Combined Fund is substantially lower than the estimated annualized operating expense ratio for the Davis Value Portfolio; and

•  Because of the federal tax-deferred treatment applicable to the Contracts, the Davis Value Portfolio—Value Portfolio Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Davis Value Portfolio immediately prior to the Reorganization.

Focused Growth Portfolio—Jennison Portfolio Reorganization

•  The Focused Growth Portfolio and the Jennison Portfolio have identical investment objectives;

•  Each of these portfolios focuses on equity securities (i.e., the Focused Growth Portfolio normally invests at least 65% of its total assets in equity and equity-related securities of U.S. companies that are believed to have strong capital appreciation potential while the Jennison Portfolio invests primarily in equity securities of major, established corporations that are believed to offer above-average growth prospects);

•  The Focused Growth Portfolio and the Jennison Portfolio have substantially similar investment strategies and restrictions;

•  The Jennison Portfolio was substantially larger than the Focused Growth Portfolio as of September 30, 2009 (i.e., the Jennison Portfolio had net assets of approximately $1.4 billion while the Focused Growth Portfolio had net assets of approximately $41 million as of that date);

•  The contractual investment management fee rate for the Jennison Portfolio (i.e., 0.60%) is 0.30% lower than that of the Focused Growth Portfolio (0.90%);

•  The historical investment performance for the Jennison Portfolio for the one- and five-year periods ended September 30, 2009 is stronger than that of the Focused Growth Portfolio while the Focused Growth Portfolio’s investment performance for the three-year period ended September 30, 2009 is stronger than that of the Jennison Portfolio;

•  The estimated annualized operating expense ratio for the Jennison Portfolio for the year ended December 31, 2009 based on the Portfolio’s average daily net assets during the period January 1, 2009 to September 30, 2009 was substantially lower than that of the Focused Growth Portfolio for the same period;

•  Assuming completion of the Focused Growth Portfolio—Jennison Portfolio Reorganization on September 30, 2009, the pro forma annualized operating expense ratio for the Combined Fund is substantially lower than the estimated annualized operating expense ratio for the Focused Growth Portfolio; and

•  Because of the federal tax-deferred treatment applicable to the Contracts, the Focused Growth Portfolio—Jennison Portfolio Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Focused Growth Portfolio immediately prior to the Reorganization.

Voting

Each Contract owner invested in any one or more of the Target Funds at the close of business on December 25, 2009 (the “Record Date”) will be entitled to instruct the relevant Participating Insurance Company how to vote at the Meeting, and will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Target Fund that he or she beneficially owns. In addition, each Participating Insurance Company will vote all shares of the Target Fund, including Target Fund shares owned by a Participating Insurance Company in its general account or otherwise, for which it does not receive voting instructions from Contract owners in the same proportion as the votes actually cast by Contract owners. The presence at the Meeting of the Participating Insurance Companies will be sufficient to constitute a quorum. Therefore, this proportional voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote.

Approval of the Reorganization with respect to a Target Fund requires approval by a majority of the outstanding voting securities of that Target Fund, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). For purposes of the 1940 Act, a majority of a Target Fund’s outstanding voting securities is the lesser of (i) 67% of the Target Fund’s outstanding voting securities represented at a meeting at which more than 50% of the Target Fund’s outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Target Fund’s outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Target Fund beneficially owned at the close of business on the Record Date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Fund’s Agreement and Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Fund shareholders.  As set forth above, the presence at the Meeting of the Participating Insurance Companies will be sufficient to constitute a quorum.

Please provide voting instructions as soon as you receive this Prospectus/Proxy Statement. You may provide your voting instructions to the relevant Participating Insurance Company by completing and signing the enclosed voting instruction card or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting by the relevant Participating Insurance Company acting through the persons appointed as proxies.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the “Voting Information” section of this Prospectus/Proxy Statement.

MID CAP GROWTH—EMERGING GROWTH REORGANIZATION SUMMARY

This section summarizes the investment policies of the SP Prudential U.S. Emerging Growth Portfolio and the SP Mid Cap Growth Portfolio. For a more detailed description of the investment policies, strategies, risks, and investment restrictions of the SP Prudential U.S. Emerging Growth Portfolio, you should read the Prospectus for that portfolio that is incorporated by reference as a part of Exhibit B. For additional information about both portfolios, please refer to the documents described in “Additional Information About the Fund, the Target Funds, and the Acquiring Funds” below.

THE INVESTMENT OBJECTIVES AND STRATEGIES OF MID CAP GROWTH PORTFOLIO AND EMERGING GROWTH PORTFOLIO

The investment objectives of the Mid Cap Growth Portfolio and Emerging Growth Portfolio are comparable. The investment objective of the Mid Cap Growth Portfolio is capital growth. The investment objective of the Emerging Growth Portfolio is long-term capital appreciation.  The Portfolios also have comparable principal investment strategies, except that the Emerging Growth Portfolio may invest a greater percentage of its assets in foreign securities.  A description of the Portfolios’ strategies follows.  After the reorganization is completed, it is expected that the combined fund will be managed according to the investment objective and policies of the Emerging Growth Portfolio.

Mid Cap Growth Portfolio

The Mid Cap Growth Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in common stocks of mid-capitalization companies. The 80% investment requirement applies at the time the Mid Cap Growth Portfolio invests its assets.  The Mid Cap Growth Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.  For purposes of the Mid Cap Growth Portfolio, a mid-capitalization company is defined as a company whose market capitalization is within the range of market capitalizations of companies in the Russell Midcap Growth® Index at time of purchase. As of November 30, 2009, the Russell Midcap Growth® Index had a weighted average market capitalization of $6.29 billion and the largest company by market capitalization was $15.862 billion.

Neuberger Berman Management LLC, the subadviser of the Portfolio, employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company’s products; earnings growth relative to competitors; and market valuation in comparison to a stock’s own historical norms and the stocks of other mid-cap companies.

Neuberger Berman Management LLC follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

Although equity securities are normally the Mid Cap Growth Portfolio’s primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below.

Fixed Income Securities. The Portfolio may also invest in investment grade fixed income or debt securities. If the quality of any fixed income securities held by the Mid Cap Growth Portfolio deteriorates so that they are no longer investment grade, the Mid Cap Growth Portfolio will sell such securities in an orderly manner so that its holdings of such securities do not exceed 5% of its net assets.

Foreign Securities. The Mid Cap Growth Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Mid Cap Growth Portfolio’s assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Mid Cap Growth Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options. The Mid Cap Growth Portfolio may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.

Real Estate Investment Trusts (REITs). The Mid Cap Growth Portfolio may invest in REITs. REITs are pooled investment vehicles that invest primarily in real estate or real estate loans.

Illiquid securities. The Mid Cap Growth Portfolio may invest in illiquid securities.

When the Mid Cap Growth Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Mid Cap Growth Portfolio avoid losses but may mean lost opportunities.

Emerging Growth Portfolio

The Emerging Growth Portfolio normally invests at least 80% of the Portfolio’s investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.  The Emerging Growth Portfolio generally defines small and medium-sized companies to be those companies with market capitalizations within the market capitalization range of the Russell Midcap® Growth Index (measured as of the time of purchase). As of November 30, 2009, the weighted average market capitalization of the Russell Midcap® Growth Index was approximately $6.29 billion and the largest company by capitalization had a market capitalization of $15.862 billion.

In deciding which equities to buy for the Emerging Growth Portfolio, Jennison Associates LLC, the subadviser of the Portfolio, uses what is known as a growth investment style.  This means the Emerging Growth Portfolio invests in companies that the subadviser believes could experience superior sales or earnings growth.

In addition to buying equities, the Emerging Growth Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Emerging Growth Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Emerging Growth Portfolio can convert into the company’s common stock, the cash value of common stock or some other equity security. The Emerging Growth Portfolio will only invest in investment-grade convertible securities. Generally, the Emerging Growth Portfolio considers selling a security when, in the opinion of the subadviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Emerging Growth Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Emerging Growth Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Emerging Growth Portfolio’s total returns. As the Emerging Growth Portfolio’s assets grow, the impact of IPO investments will decline, which may reduce the Emerging Growth Portfolio’s total returns.

The Emerging Growth Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries.  For purposes of the 35% limit, the Emerging Growth Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Emerging Growth Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group (S&P), respectively). The Emerging Growth Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Emerging Growth Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Emerging Growth Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Repurchase agreements.

•                  Foreign currency forward contracts.

•                  Derivative strategies.

•                  U.S. Government securities.  Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.

•                  Mortgage-related securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities.  However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio’s shares.

•                  Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

•                  Illiquid securities.

The Emerging Growth Portfolio also follows certain policies when it borrows money (the Emerging Growth Portfolio can borrow up to 20% of the value of its total assets.  Although it is not one of the Emerging Growth Portfolio’s principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2008, 2007 and 2006 the Emerging Growth Portfolio’s turnover rates were 59%, 54% and 70% respectively.  Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Emerging Growth Portfolio’s performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Emerging Growth Portfolio’s assets in cash or money market instruments. Investing heavily in these securities limits the Emerging Growth Portfolio’s ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

FEES AND EXPENSES

The following table describes the fees and expenses that Contract owners may pay if they invest in the Mid Cap Growth Portfolio and the Emerging Growth Portfolio, as well as the projected fees and expenses of the Emerging Growth Portfolio after the relevant Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the relevant Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees (fees paid directly from your investment)

	Mid Cap Growth Portfolio(1)		Emerging Growth Portfolio(2)		Emerging Portfolio (Pro Forma Surviving)(3)
Maximum sales charge (load) imposed on purchases	NA	*	NA	*	NA	*
Maximum deferred sales charge (load)	NA	*	NA	*	NA	*
Maximum sales charge (load) imposed on reinvested dividends	NA	*	NA	*	NA	*
Redemption Fee	NA	*	NA	*	NA	*
Exchange Fee	NA	*	NA	*	NA	*

 *  Because each portfolio’s shares are purchased through variable insurance products, the contract prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	Mid Cap Growth Portfolio(1)	Emerging Growth Portfolio(2)	Emerging Growth Portfolio (Pro Forma Surviving)(3)
Management fees	0.80%	0.60%	0.60%
Distribution (12b-1) fees	None	None	None
Other expenses*	0.22%	0.11%	0.10%
Acquired portfolio fees & expenses	None	None	None
Total annual portfolio operating expenses	1.02%	0.71%	0.70%

(1)  Expenses are based upon the expenses for the Mid Cap Growth Portfolio for the twelve months ended June 30, 2009.

(2)  Expenses are based upon the expenses for the Emerging Growth Portfolio for the twelve months ended June 30, 2009.

(3)  The expenses for the Emerging Growth Portfolio (Pro Forma Surviving) represent the estimated annualized expenses assuming the Emerging Growth Portfolio had acquired all of the assets and assumed all of the liabilities of the Mid Cap Growth Portfolio as of June 30, 2009. After the Reorganization, the investment advisory fee paid by the Emerging Growth Portfolio (Pro Forma Surviving) will be at the Emerging Growth Portfolio’s contractual rate.

* As used in connection with each portfolio, “other expenses” includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-interested Trustees, and certain other miscellaneous items.

Expense Examples

The examples assume that you invest $10,000, that you receive a 5% return each year, and that the portfolios’ total operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Mid Cap Growth Portfolio	$104	$325	$563	$1,248
Emerging Growth Portfolio	$73	$227	$395	$883
Emerging Growth Portfolio (Pro Forma Surviving)	$72	$224	$390	$871

RISKS OF INVESTING IN MID CAP GROWTH PORTFOLIO AND EMERGING GROWTH PORTFOLIO

The Mid Cap Growth Portfolio and Emerging Growth Portfolio are subject to identical principal risks:

Principal Risks of the Portfolios

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Portfolio turnover risk. A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

PERFORMANCE

The bar charts below show the performance of the Mid Cap Growth Portfolio and the Emerging Growth Portfolio for each full calendar year the portfolio has been in operation. The first table below each bar chart shows the portfolio’s best and worst quarters during the periods included in the bar chart.

This information may help provide an indication of each portfolio’s risks by showing changes in performance from year to year and by comparing each portfolio’s performance with that of a broad-based securities index. The charts and tables do not reflect Contract charges. If the Contract charges were included, the annual returns would have been lower than those shown. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a portfolio will perform in the future.

Mid Cap Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
29.37% (4th quarter of 2001)	-33.97% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/08)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	-42.56%	-3.81%	-8.52%
Russell Midcap Index*	-41.46%	-0.71%	0.37%
Russell Midcap Growth Index**	-44.32%	-2.33%	-6.70%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average***	-45.24%	-2.50%	-6.14%
Lipper Variable Insurance Products (VIP) Multi Cap Growth Funds Average***	-42.50%	-2.65%	-7.86%

*The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Growth Funds Average, the returns for the Mid-Cap Growth Funds Average are also shown, because the management of the portfolios in the Mid-Cap Growth Funds Average is more consistent with the management of the Portfolio.

Emerging Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
24.62% (2nd quarter of 2003)	-27.96% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/08)

	1 Year	5 Years	Since Class I Inception*	Since Class II Inception*
Class I Shares	-36.23%	3.14%	-3.00%	N/A
Class II Shares	-36.24%	2.84%	N/A	0.02%
S&P MidCap 400 Index**	-36.23%	-0.08%	-1.20%	1.72%
Russell Midcap Growth Index***	-44.32%	-2.33%	-6.70%	-2.23%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	-45.24%	-2.50%	-6.14%	-3.05%

*Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 7/9/01.

**The Standard & Poor’s MidCap 400 Composite Stock Price Index (S&P MidCap 400 Index) — an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

***The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

CAPITALIZATIONS OF MID CAP GROWTH PORTFOLIO AND EMERGING GROWTH PORTFOLIO BEFORE AND AFTER THE MID CAP GROWTH—EMERGING GROWTH REORGANIZATION

The following tables set forth as of June 30, 2009: (i) the capitalization of Class I shares of the Mid-Cap Growth Portfolio and the Emerging Growth Portfolio and the pro forma capitalization of the Class I shares of the Emerging Growth Portfolio as adjusted to give effect to the Reorganization; (ii) the capitalization of Class II shares of the Emerging Growth Portfolio and the pro forma capitalization of the Class II shares of the Emerging Growth Portfolio as adjusted to give effect to the Reorganization; and (iii) the capitalization of the Mid-Cap Growth Portfolio and the Emerging Growth Portfolio and the pro forma capitalization of the Emerging Growth Portfolio as adjusted to give effect to the Reorganization.

Class I Shares

	Mid-Cap Growth Portfolio (Unaudited)	Emerging Growth Portfolio (unaudited)	Adjustments		Emerging Growth Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$69,350,540	$118,130,003	$(140,000	)(a)	$187,340,543
Total shares outstanding	18,834,328	22,710,296	(5,490,673	)(b)	36,053,951
Net asset value per share	$3.68	$5.20			$5.20

Class II Shares

	Mid-Cap Growth Portfolio (Unaudited)	Emerging Growth Portfolio (unaudited)	Adjustments	Emerging Growth Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$—	$235,272	$—	$235,272
Total shares outstanding	—	46,600	—	46,600
Net asset value per share	$—	$5.05		$5.05

Total	Mid-Cap Growth Portfolio (Unaudited)	Emerging Growth Portfolio (unaudited)	Adjustments		Emerging Growth Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$69,350,540	$118,365,275	$(140,000	)(a)	$187,575,815

(a)  Reflects the estimated Reorganization expenses of $140,000 attributable to the Mid-Cap Growth Portfolio.

(b)  Reflects the change in shares of the Mid-Cap Growth Portfolio upon conversion into the Emerging Growth Portfolio. Shareholders of the Mid-Cap Growth Portfolio would become shareholders of the Emerging Growth Portfolio, receiving shares of the Emerging Growth Portfolio equal to the value of their holdings in the Mid-Cap Growth Portfolio immediately prior to the reorganization.

DAVIS VALUE-VALUE REORGANIZATION SUMMARY

This section summarizes the investment policies of the SP Davis Value Portfolio and the Value Portfolio. For a more detailed description of the investment policies, strategies, risks, and investment restrictions of the Value Portfolio, you should read the Prospectus for that portfolio that is incorporated by reference as a part of Exhibit B. For additional information about both portfolios, please refer to the documents described in “Additional Information About the Fund, the Target Funds and the Acquiring Funds” below.

THE INVESTMENT OBJECTIVES AND STRATEGIES OF DAVIS VALUE PORTFOLIO AND VALUE PORTFOLIO

The investment objectives of the Davis Value Portfolio and Value Portfolio are comparable. The investment objective of the Davis Value Portfolio is growth of capital. The investment objective of the Value Portfolio is capital appreciation. These portfolios also have comparable principal investment strategies, except the Value Portfolio may invest in fixed income securities and derivatives.  A description of the portfolios’ strategies follows.  After the reorganization is completed, it is expected that the combined fund will be managed according to the investment objective and policies of the Value Portfolio.

Davis Value Portfolio

The Davis Value Portfolio invests primarily in common stocks of U.S. companies with market capitalizations within the market capitalization range of the Russell 1000 Value Index (measured as of the time of purchase). As of November 30, 2009, the Russell 1000 Value Index had a weighted average market capitalization range of $73.16 billion and the largest company by market capitalization had a capitalization of $366.32 billion.  The Davis Value Portfolio may also invest in securities of foreign companies, companies with smaller capitalizations, and companies whose  shares are subject to controversy.

Over the years, Davis Advisors, the Davis Value Portfolio’s subadviser, has developed a list of characteristics that it believes allows companies to expand earnings over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

First Class Management

•                  Proven track record

•                  Significant alignment of interest in business

•                  Smart application of technology to improve business and lower costs

Strong Financial Condition and Profitability

•                  Strong balance sheet

•                  Low cost structure/low debt

•                  High Returns on Capital

Strategic Competitive Positioning

•                  Non-obsolete products/services

•                  Dominant or growing market share in a growing market

•                  Global presence and brand names

Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

The Davis Value Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•                  Substantial investments in securities that are principally engaged in the financial services sector.

•                  Illiquid securities.

The Davis Value Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Davis Value Portfolio also may use short-term investments for temporary defensive purposes. In the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, short-term investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Davis Value Portfolio’s investment objective.

Value Portfolio

The Value Portfolio normally invests at least 65% of its total assets in equity and equity-related securities. Most of the Portfolio’s investments will be securities of large capitalization companies. The Value Portfolio defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of November 30, 2009, the Russell 1000® Value Index had a weighted average market capitalization of $73.16 billion, and the largest company by market capitalization was $366.32 billion.  When deciding which stocks to buy, the subadviser relies on proprietary fundamental research. The subadviser seeks to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what it believes to be the true worth of the company.  Jennison Associates LLC (“Jennison”), the Value Portfolio’s subadviser, also buys equity-related securities — like bonds, corporate notes and preferred stock - that can be converted into a company’s common stock, the cash value of common stock or some other equity security.

The following four factors generally will lead the management team to eliminate a holding or reduce the weight of the position in the portfolios: (1) the team’s investment thesis is invalidated by subsequent events; (2) the balance between the team’s estimate of a stock’s upside and downside becomes neutral or unfavorable (stated differently, the stock’s valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Value Portfolio’s total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, the subadviser usually invests in obligations rated A or better by Moody’s or S&P.  Jennison may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” The subadviser may also invest in instruments that are not rated, but which it believes are of comparable quality to the instruments described above.

Up to 30% of the Value Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, Jennison does not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Value Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Alternative investment strategies— including derivatives — to try to improve the Value Portfolio’s returns, to protect its assets or for short-term cash management.

•                  Swap agreements, including interest rate and equity swaps.

•                  Purchase and sell options on equity securities.

•                  Purchase and sell exchange traded funds, stock indexes and foreign currencies.

•                  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•                  Forward foreign currency exchange contracts.

•                  Purchase securities on a when-issued or delayed delivery basis.

•                  Short sales and short sales against-the-box.

•                  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•                  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•                  Illiquid securities.

Under normal circumstances, the Value Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Value Portfolio, the subadviser may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Value Portfolio’s assets when the markets are unstable.

FEES AND EXPENSES

The following table describes the fees and expenses that Contract owners may pay if they invest in the Davis Value Portfolio and the Value Portfolio, as well as the projected fees and expenses of the Value Portfolio after the relevant Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the relevant Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees (fees paid directly from your investment)

	Davis Value Portfolio(1)		Value Portfolio (2)		Value Portfolio (Pro Forma Surviving) (3)
Maximum sales charge (load) imposed on purchases	NA	*	NA	*	NA	*
Maximum deferred sales charge (load)	NA	*	NA	*	NA	*
Maximum sales charge (load) imposed on reinvested dividends	NA	*	NA	*	NA	*
Redemption Fee	NA	*	NA	*	NA	*
Exchange Fee	NA	*	NA	*	NA	*

*  Because each portfolio’s shares are purchased through variable insurance products, the prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	Davis Value Portfolio(1)	Value Portfolio (2)	Value Portfolio (Pro Forma Surviving) (3)
Management fees	0.75%	0.40%	0.40%
Distribution (12b-1) fees	None	None	None
Other expenses*	0.15%	0.04%	0.04%
Acquired portfolio fees & expenses	None	None	None
Total annual portfolio operating expenses	0.90%	0.44%	0.44%

(1)  Expenses are based upon the expenses for the Davis Value Portfolio for the twelve months ended June 30, 2009.

(2)  Expenses are based upon the expenses for the Value Portfolio for the twelve months ended June 30, 2009.

(3)  The expenses for the Value Portfolio (Pro Forma Surviving) represent the estimated annualized expenses assuming the Value Portfolio had acquired all of the assets and assumed all of the liabilities of the Davis Value Portfolio as of June 30, 2009. After the Reorganization, the investment advisory fee paid by the Value Portfolio (Pro Forma Surviving) will be at the Value Portfolio’s contractual rate.

* As used in connection with each portfolio, “other expenses” includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-interested Trustees, and certain other miscellaneous items.

Expense Examples

The examples assume that you invest $10,000, that you receive a 5% return each year, and that the portfolios’ total operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Davis Value Portfolio	$92	$287	$498	$1,108
Value Portfolio	$45	$141	$246	$555
Value Portfolio (Pro Forma Surviving)	$45	$141	$246	$555

RISKS OF INVESTING IN DAVIS VALUE PORTFOLIO AND VALUE PORTFOLIO

Both the Davis Value Portfolio and the Value Portfolio are subject to the following identical principal risks:

Principal Risks of the Portfolios

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

The Davis Value Portfolio is also subject to the following principal risks:

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Portfolio could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Credit risk. The Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Credit risk is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the securities in which the Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The lower the rating of a debt security held by the Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Although debt obligations rated BBB by S&P, Baa by Moody’s, or BBB by Fitch, are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt—also known as “high-yield bonds” or “junk bonds”— have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.  Not all securities are rated. In the event that the relevant rating agencies assign different ratings to the same security, the Portfolio’s subadviser will determine which rating it believes best reflects the security’s quality and risk at that time.

Interest rate risk. The is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of the Portfolio may decline due to an increase in market interest rates.  Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s securities.

PERFORMANCE

The bar charts below show the performance of the Value Portfolio and the Davis Value Portfolio for each full calendar year the portfolio has been in operation. The first table below each bar chart shows the relevant portfolio’s best and worst quarters during the periods included in the bar chart.

This information may help provide an indication of each portfolio’s risks by showing changes in performance from year to year and by comparing each portfolio’s performance with that of a broad-based securities index. The charts and tables do not reflect Contract charges. If the Contract charges were included, the annual returns would have been lower than those shown. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a portfolio will perform in the future.

Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-24.90% (4th quarter of 2008)

Average Annual Returns (as of 12/31/08)

	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	-42.29%	-0.63%	2.12%	N/A
Class II Shares	-42.56%	-1.03%	N/A	-1.37%
S&P 500 Index**	-36.99%	-2.19%	-1.38%	-2.36%
Russell 1000 Value Index***	-36.85%	-0.79%	1.36%	0.12%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	-37.09%	-2.18%	0.29%	-1.64%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	-36.78%	-2.33%	1.51%	-0.24%

*Portfolio (Class II) inception: 5/14/01.

**The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

***The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio’s Class I and Class II shares.

SP Davis Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.06% (2nd quarter of 2003)	-24.92% (4th quarter of 2008)

Average Annual Returns (as of 12/31/08)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	-39.88%	-2.28%	-1.46%
S&P 500 Index*	-36.99%	-2.19%	-3.76%
Russell 1000 Value Index**	-36.85%	-0.79%	0.39%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average***	-36.78%	-2.33%	0.99%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average***	-37.09%	-2.18%	-0.82%

*The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Value Index consists of those companies in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio within the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios included in the Large Cap Value Funds Average is more consistent with the management of the Portfolio.

CAPITALIZATIONS OF DAVIS VALUE PORTFOLIO AND VALUE PORTFOLIO BEFORE AND AFTER THE DAVIS VALUE-VALUE REORGANIZATION

The following tables set forth as of June 30, 2009: (i) the capitalization of Class I shares of the Davis Value Portfolio and the Value Portfolio and the pro forma capitalization of the Class I shares of the Value Portfolio as adjusted to give effect to the Reorganization; (ii) the capitalization of Class II shares of the Value Portfolio and the pro forma capitalization of the Class II shares of the Value Portfolio as adjusted to give effect to the Reorganization; and (iii) the capitalization of the Davis Value Portfolio and the Value Portfolio and the pro forma capitalization of the Value Portfolio as adjusted to give effect to the Reorganization.

Class I Shares

	Davis Value Portfolio (Unaudited)	Value Portfolio (unaudited)	Adjustments		Value Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$167,730,236	$1,002,240,948	$(168,000	)(a)	$1,169,803,184
Total shares outstanding	23,997,670	81,821,603	(10,311,422	)(b)	95,507,851
Net asset value per share	$6.99	$12.25			$12.25

Class II Shares

	Davis Value Portfolio (Unaudited)	Value Portfolio (unaudited)	Adjustments	Value Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$—	$2,134,266	$—	$2,134,266
Total shares outstanding	—	173,163	—	173,163
Net asset value per share	$—	$12.33		$12.33

Total	Davis Value Portfolio (Unaudited)	Value Portfolio (unaudited)	Adjustments		Value Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$167,730,236	$1,004,375,214	$(168,000	)(a)	$1,171,937,450

(a)  Reflects the estimated Reorganization expenses of $168,000 attributable to the Davis Value Portfolio.

(b)  Reflects the change in shares of the Davis Value Portfolio upon conversion into the Value Portfolio. Shareholders of the Davis Value Portfolio would become shareholders of the Value Portfolio, receiving shares of the Value Portfolio equal to the value of their holdings in the Davis Value Portfolio immediately prior to the reorganization.

FOCUSED GROWTH-JENNISON REORGANIZATION SUMMARY

This section summarizes the investment policies of the SP Strategic Partners Focused Growth Portfolio and the Jennison Portfolio. For a more detailed description of the investment policies, strategies, risks, and investment restrictions of the Jennison Portfolio, you should read the Prospectus for that portfolio that is incorporated by reference as a part of Exhibit B. For additional information about both portfolios, please refer to the documents described in “Additional Information About the Fund, the Target Funds, and the Acquiring Funds” below.

THE INVESTMENT OBJECTIVES AND STRATEGIES OF FOCUSED GROWTH PORTFOLIO AND JENNISON PORTFOLIO

The Focused Growth Portfolio and Jennison Portfolio both have long-term growth of capital as their investment objective. The Portfolios also have comparable principal investment strategies, except that the Emerging Growth Portfolio is a nondiversified fund that invests a greater percentage of its assets in a smaller number of issuers than the Jennison Portfolio.  A description of the Portfolios’ strategies follows.  After the reorganization is completed, it is expected that the combined fund will be managed according to the investment objective and policies of the Jennison Portfolio.

Focused Growth Portfolio

The Focused Growth Portfolio normally invests at least 65% of its total assets in equity and equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Focused Growth Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of both. Each investment subadviser to the Focused Growth Portfolio utilizes a growth style: Jennison selects approximately 20 securities and AllianceBernstein selects approximately 30 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer.

The Focused Growth Portfolio may actively and frequently trade its portfolio securities. The Focused Growth Portfolio is a non-diversified mutual fund portfolio. This means that the Focused Growth Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 50 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Focused Growth Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in its opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment subadviser will sell the stock at that time. During market declines, either investment subadviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the subadviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser’s portfolio segment.

Jennison Associates LLC and AllianceBernstein L.P manage the Focused Growth Portfolio. As of September 30, 2009, Jennison was responsible for managing approximately 61% of the Portfolio and AllianceBernstein L.P. was responsible for managing approximately 39% of the Focused Growth Portfolio.

In deciding which stocks to buy, each sub adviser uses what is known as a growth investment style. This means that each subadviser will invest in stocks they believe could experience superior sales or earnings growth.

The Focused Growth Portfolio may buy common stocks of companies of every size— small-, medium- and large capitalization— although its investments are mostly in medium- and large capitalization stocks. The Focused Growth Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions. Under normal conditions, there will be an approximately equal division of the Focused Growth Portfolio’s assets between the two subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two subadvisers as the portfolio managers deem appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, a portfolio manager may allocate assets from the portfolio segment that has appreciated more to the other.

The management of and investment decisions for AllianceBernstein’s portion of the portfolio are made by AllianceBernstein’s US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein’s US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff.

Jennison’s portfolio managers invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at higher prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each subadviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two subadvisers may simultaneously favor the same industry. PI monitors the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one subadviser buys a security as the other subadviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio managers will consider these costs in determining the allocation of assets. The portfolio managers will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders.

The Focused Growth Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Focused Growth Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Focused Growth Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Focused Growth Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Focused Growth Portfolio’s assets in equity and equity-related securities. In response to adverse market, economic, political or other conditions, the Focused Growth Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the equity markets are unstable.

The Focused Growth Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Repurchase agreements.

•                  Purchase and write (sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio’s portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Focused Growth Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Focused Growth Portfolio will write only “covered” options. The Focused Growth Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Focused Growth Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.  Securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

•                  Futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes.

•                  Purchase put and call options and write (sell) “covered” put and call options on futures contracts that are traded on U.S. and foreign exchanges.

•                  Short sales.

•                  Derivatives to try to improve the Portfolio’s returns. The Portfolio may use hedging techniques to try to protect the Focused Growth Portfolio’s assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Focused Growth Portfolio will not lose money.

•                  Nonconvertible preferred stocks.

•                  Convertible debt and convertible preferred stock.

•                  American Depositary Receipts (ADRs).

•                  Warrants and rights that can be exercised to obtain stock.

•                  Investments in various types of business ventures, including partnerships and joint ventures.

•                  Equity and debt securities issued by Real Estate Investment Trusts (REITs).

•                  Illiquid securities.

The Focused Growth Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33% of the value of its total assets).  It is not a principal strategy of the Focused Growth Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective.  Nevertheless, the Focused Growth Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio’s performance.

Jennison Portfolio

The Jennison Portfolio normally invests at least 65% of its total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. Jennison Associates LLC (Jennison), the Portfolio’s subadviser, select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies the manager chooses have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, the manager may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Jennison Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Jennison Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, the manager does not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Alternative investment strategies—including derivatives—to try to improve the Jennison Portfolio’s returns, to protect its assets or for short-term cash management.

•                  Purchase and sell options on equity securities, stock indexes and foreign currencies.

•                  Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•                  Forward foreign currency exchange contracts.

•                  Purchase securities on a when-issued or delayed delivery basis.

•                  Equity swap agreements.

•                  Short sales against-the-box.

•                  Repurchase agreements. The Jennison Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•                  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•                  Illiquid securities

In response to adverse market conditions or when restructuring the Jennison Portfolio, the manager may invest up to 100% of the Jennison Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Jennison Portfolio’s assets when the markets are unstable.

FEES AND EXPENSES

The following table describes the fees and expenses that Contract owners may pay if they invest in the Focused Growth Portfolio and the Jennison Portfolio, as well as the projected fees and expenses of the Jennison Portfolio after the relevant Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the relevant Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees (fees paid directly from your investment)

	Focused Growth Portfolio(1)		Jennison Portfolio(2)		Jennison Portfolio (Pro Forma Surviving)(3)
Maximum sales charge (load) imposed on purchases	NA	*	NA	*	NA	*
Maximum deferred sales charge (load)	NA	*	NA	*	NA	*
Maximum sales charge (load) imposed on reinvested dividends	NA	*	NA	*	NA	*
Redemption Fee	NA	*	NA	*	NA	*
Exchange Fee	NA	*	NA	*	NA	*

*  Because Focused Growth Portfolio and Jennison Portfolio shares are purchased through variable insurance products, the prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

Class I Shares

	Focused Growth Portfolio(1)	Jennison Portfolio(2)	Jennison Portfolio (Pro Forma Surviving)(3)
Management fees	0.90%	0.60%	0.60%
Distribution (12b-1) fees	None	None	None
Other expenses*	0.44%	0.04%	0.04%
Acquired portfolio fees & expenses	None	None	None
Total annual portfolio operating expenses	1.34%	0.64%	0.64%

(1)  Expenses are based upon the expenses for the Focused Growth Portfolio for the twelve months ended June 30, 2009.

(2)  Expenses are based upon the expenses for the Jennison Portfolio for the twelve months ended June 30, 2009.

(3)  The expenses for the Jennison Portfolio (Pro Forma Surviving) represent the estimated annualized expenses assuming the Jennison Portfolio had acquired all of the assets and assumed all of the liabilities of the Focused Growth Portfolio as of June 30, 2009. After the Reorganization, the investment advisory fee paid by the Jennison Portfolio (Pro Forma Surviving) will be at the Jennison Portfolio’s contractual rate.

* As used in connection with each portfolio, “other expenses” includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-interested Trustees, and certain other miscellaneous items.

Class II Shares

	Focused Growth Portfolio(1)	Jennison Portfolio(2)	Jennison Portfolio (Pro Forma Surviving)(3)
Management fees	0.90%	0.60%	0.60%
Distribution (12b-1) fees	0.25%	0.25%	0.25%
Other expenses*	0.59%	0.19%	0.19%
Acquired portfolio fees & expenses	None	None	None
Total annual portfolio operating expenses	1.74%	1.04%	1.04%

(1)  Expenses are based upon the expenses for the Focused Growth Portfolio for the twelve months ended June 30, 2009.

(2)  Expenses are based upon the expenses for the Jennison Portfolio for the twelve months ended June 30, 2009.

(3)  The expenses for the Jennison Portfolio (Pro Forma Surviving) represent the estimated annualized expenses assuming the Jennison Portfolio had acquired all of the assets and assumed all of the liabilities of the Focused Growth Portfolio as of June 30, 2009. After the Reorganization, the investment advisory fee paid by the Jennison Portfolio (Pro Forma Surviving) will be at the Jennison Portfolio’s contractual rate.

* As used in connection with each portfolio, “other expenses” includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-interested Trustees, and certain other miscellaneous items.  Also includes a 0.15% administration fee.

Expense Examples

The examples assume that you invest $10,000, that you receive a 5% return each year, and that the Target Funds’ total operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions your costs would be:

Class I Shares

	One Year	Three Years	Five Years	Ten Years
Focused Growth Portfolio	$136	$425	$734	$1,613
Jennison Portfolio	$65	$205	$357	$798
Jennison Portfolio (Pro Forma Surviving)	$65	$205	$357	$798

Class II Shares

	One Year	Three Years	Five Years	Ten Years
Focused Growth Portfolio	$177	$548	$944	$2,052
Jennison Portfolio	$106	$331	$574	$1,271
Jennison Portfolio (Pro Forma Surviving)	$106	$331	$574	$1,271

RISKS OF INVESTING IN FOCUSED GROWTH PORTFOLIO AND JENNISON PORTFOLIO

The Focused Growth Portfolio and Jennison Portfolio are subject to the following identical principal risks:

Principal Risks of the Portfolios

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

The Focused Growth Portfolio is also subject to the following principal risks:

Non-diversification risk. The chance that the Portfolio’s performance may be disproportionately hurt by the performance of relatively few securities. The Portfolio, which is non-diversified, may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for the Portfolio. The Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio turnover risk. The Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

PERFORMANCE

The bar charts below show the performance of each portfolio for the Jennison Portfolio and the Focused Growth Portfolio for each full calendar year the portfolio has been in operation. The first table below each bar chart shows the portfolio’s best and worst quarters during the periods included in the bar chart.

This information may help provide an indication of each portfolio’s risks by showing changes in performance from year to year and by comparing each portfolio’s performance with that of a broad-based securities index. The charts and tables do not reflect Contract charges. If the Contract charges were included, the annual returns would have been lower than those shown. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a portfolio will perform in the future.

Jennison Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
28.46% (4th quarter of 1999)	-20.89% (4th quarter of 2008)

Average Annual Returns (as of 12/31/08)

	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	-37.28%	-2.13%	-2.51%	N/A
Class II Shares	-37.55%	-2.54%	N/A	-7.56%
S&P 500 Index**	-36.99%	-2.19%	-1.38%	-3.08%
Russell 1000 Growth Index***	-38.44%	-3.42%	-4.27%	-7.29%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	-41.68%	-3.88%	-2.87%	-6.09%

*Portfolio (Class II) inception: 2/10/00.

**The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

***The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

SP Strategic Partners Focused Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
13.30% (4th quarter of 2001)	-22.65% (4th quarter of 2008)

Average Annual Returns (as of 12/31/08)

	1 Year	5 Years	Since Class I Inception*	Since Class II Inception*
Class I Shares	-38.42%	-2.13%	-6.59%	N/A
Class II Shares	-38.54%	-2.53%	N/A	-5.24%
S&P 500 Index**	-36.99%	-2.19%	-3.76%	-2.89%
Russell 1000 Growth Index***	-38.44%	-3.42%	-8.24%	-5.70%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	-41.68%	-3.88%	-7.62%	-5.93%

*Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 1/12/01.

**The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class I and Class II shares.

***The Russell 1000 Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class I and Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class I and Class II shares.

CAPITALIZATIONS OF FOCUSED GROWTH PORTFOLIO AND JENNISON PORTFOLIO BEFORE AND AFTER THE FOCUSED GROWTH-JENNISON REORGANIZATION

The following tables set forth as of June 30, 2009: (i) the capitalization of Class I shares of the Focused Growth Portfolio and the Jennison Portfolio and the pro forma capitalization of the Class I shares of the Jennison Portfolio as adjusted to give effect to the Reorganization; (ii) the capitalization of Class II shares of the Focused Growth Portfolio and the Jennison Portfolio and the pro forma capitalization of the Class II shares of the Jennison Portfolio as adjusted to give effect to the Reorganization; and (iii) the capitalization of the Focused Growth Portfolio and the Jennison Portfolio and the pro forma capitalization of the Jennison Portfolio as adjusted to give effect to the Reorganization.

Class I Shares

	Focused Growth Portfolio (Unaudited)	Jennison Portfolio (unaudited)	Adjustments		Jennison Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$25,613,806	$1,245,075,948	$(54,633	)(a)	$1,270,635,121
Total shares outstanding	4,558,144	74,395,611	(3,030,936	)(b)	75,922,819
Net asset value per share	$5.62	$16.74			$16.74

(a)  Reflects the portion of the aggregate estimated Reorganization expenses of $81,000 attributable to Class I shares of the Focused Growth Portfolio.

(b)  Reflects the change in Class I shares of the Focused Growth Portfolio upon conversion into the Jennison Portfolio. Shareholders of the Focused Growth Portfolio would become shareholders of the Jennison Portfolio, receiving Class I shares of the Jennison Portfolio equal to the value of their holdings in the Focused Growth Portfolio immediately prior to the reorganization.

Class II Shares

	Focused Growth Portfolio (Unaudited)	Jennison Portfolio (unaudited)	Adjustments		Jennison Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$12,362,036	$15,493,727	$(26,367	)(a)	$27,829,396
Total shares outstanding	2,288,471	938,238	(1,541,472	)(b)	1,685,237
Net asset value per share	$5.40	$16.51			$16.51

(a)  Reflects the portion of the aggregate estimated Reorganization expenses of $81,000 attributable to Class II shares of the Focused Growth Portfolio.

(b)  Reflects the change in Class II shares of the Focused Growth Portfolio upon conversion into the Jennison Portfolio. Shareholders of the Focused Growth Portfolio would become shareholders of the Jennison Portfolio, receiving Class II shares of the Jennison Portfolio equal to the value of their holdings in the Focused Growth Portfolio immediately prior to the reorganization.

	Focused Growth Portfolio (Unaudited)	Jennison Portfolio (unaudited)	Adjustments		Jennison Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$37,975,842	$1,260,569,675	$(81,000	)(a)	$1,298,464,517

(a)  Reflects the estimated Reorganization expenses of $81,000 attributable to the Focused Growth Portfolio.

MANAGEMENT OF THE TARGET FUNDS AND THE ACQUIRING FUNDS

This section describes the investment manager of the Target Funds and the Acquiring Funds. For a complete description of the investment managers of each Acquiring Fund, you should read the Prospectus for the Acquiring Funds that is included as Exhibit B.

Investment Manager of the Fund. Prudential Investments LLC (PI), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of September 30, 2009, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets under management of approximately $104.3 billion.

The Fund’s Investment Management Agreements, on behalf of each Target Fund and each Acquiring Fund, with PI (the “Management Agreements”), provide that the Investment Manager will furnish each Target Fund and each Acquiring Fund with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated policies of the applicable Target Fund and the applicable Acquiring Fund. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Trustees.

The Fund uses a “manager-of-managers” structure.  That means that the Investment Manager has engaged the subadvisers to conduct the investment programs of the Target Funds and the Acquiring Funds, including the purchase, retention and sale of portfolio securities. The Investment Manager is responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. The Fund has obtained an exemption from the SEC that permits the Investment Manager, subject to approval by the Board, to change subadvisers for a Target Fund and an Acquiring Fund by: (i) entering into new subadvisory agreements with non-affiliated subadvisers, without obtaining shareholder approval of such changes and (ii) entering into new subadvisory agreements with affiliated subadvisers with shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the subadvisers by the Investment Manager and the Trustees.

If there is more than one subadviser for a Target Fund and an Acquiring Fund, the Investment Manager will normally determine the division of the assets for that Target Fund or Acquiring Fund among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Investment Manager deems appropriate. The Investment Manager may change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Investment Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the applicable Target Fund or the applicable Acquiring Fund or that certain subadvisers may simultaneously favor the same industry. The Investment Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser buys a security as another subadviser sells it, the net position of the applicable Target Fund or the applicable Acquiring Fund in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the applicable Target Fund or the applicable Acquiring Fund will have incurred additional costs. The Investment Manager will consider these costs in determining the allocation of assets or cash flows. The Investment Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each Target Fund and each Acquiring Fund and its shareholders.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreements is available in the Fund’s semi-annual report (for agreements approved during the six month period ended June 30) and in the Fund’s annual report (for agreements approved during the six month period ended December 31).

Subadvisers of the Target Funds and the Acquiring Funds. Information about the subadviser for each Target Fund and each Acquiring Fund is set forth below. The Fund’s Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts that each portfolio manager manages, and ownership of Trust securities by each portfolio manager.

Portfolios	Investment Subadviser(s)
Mid Cap Growth Portfolio	Neuberger Berman Management LLC

Emerging Growth Portfolio	Jennison Associates LLC

Davis Value Portfolio	Davis Advisors

Value Portfolio	Jennison Associates LLC

Focused Growth Portfolio	Jennison Associates LLC

AllianceBernstein L.P.

Jennison Portfolio	Jennison Associates LLC

Descriptions of the subadvisers and portfolio managers of the Portfolios are set forth below:

Neuberger Berman Management LLC (Neuberger Berman), a subsidiary of Neuberger Berman Holdings LLC, an investment advisory company serving individuals, families, and taxable and non-taxable institutions with a broad range of investment products, services and strategies. Neuberger Berman engages in wealth management services including private asset management, tax and financial planning, and personal and institutional trust services; mutual funds, institutional management and alternative investments.  Neuberger Berman and its affiliates had approximately $169 billion in assets under management as of September 30, 2009.  Neuberger Berman’s address is 605 Third Avenue, New York, New York 10158.

The Mid Cap Portfolio is managed by Kenneth J. Turek, CFA. Mr. Turek is a Vice President of Neuberger Berman Management, Inc., a managing director of Neuberger Berman, LLC, and portfolio manager on Neuberger Berman’s Growth Equity team. He joined the firm in 2002.  Previously, he spent five years as a vice president and senior portfolio manager in institutional asset management at Northern Trust. Additionally, Mr. Turek was a portfolio manager at National Investment Services and Chief Investment Officer at Cole Taylor Bank.  He began his investment career in 1985 at Northern Trust.  He received his B.A. from the University of Wisconsin at Madison and an M.B.A. from DePaul University.

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of September 30, 2009, Jennison managed in excess of $85.5 billion in assets for institutional, mutual fund and certain other clients. Jennison’s address is 466 Lexington Avenue, New York, New York 10017.

John P. Mullman, CFA, is the portfolio manager of the Emerging Growth Portfolio and has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

John P. Mullman, CFA, is a Managing Director of Jennison, which he joined in August 2000. Prior to Jennison, Mr. Mullman was with Prudential, which he joined in 1987 as an associate in the corporate finance group, where he originated a variety of private placement investments, including fixed rate debt securities, leverage buyouts, ESOP financings, and asset-backed investments. From 1991 to 1995, he served as a vice president in Prudential’s financial restructuring group, where he managed a $500 million portfolio of privately placed debt and equity securities in financially troubled or over-leveraged companies. Mr. Mullman has been managing institutional small cap portfolios since 1996. He received his B.A. from the College of the Holy Cross in 1982 and his M.B.A. from Yale University in 1987. He is a member of The New York Society of Security Analysts, Inc. and the CFA Institute. He has managed the Portfolio since August 2005.

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Value Portfolio.  Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005.  He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr.Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

Michael A. Del Balso, Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the Jennison Portfolio, and Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the portion of the Focused Growth Portfolio managed by Jennison.  Mr. Del Balso generally has final authority over all aspects of the Jennison Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.  Mr.Segalas generally has final authority over all aspects of the portion of the Focused Growth Portfolio’s investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Director and Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

The Jennison portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Davis Advisors (Davis) managed approximately $70.5 billion in assets as of September 30, 2009. Davis’ address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756.

Christopher C. Davis and Kenneth Charles Feinberg are primarily responsible for the day-to-day management of the Davis Portfolio. Christopher C. Davis is President of Davis New York Venture Fund, Inc. and manages or co-manages other equity funds advised by Davis Advisors. He has been portfolio manager of Davis New York Venture Fund since October 1995. From September 1989 to September 1995, he was Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis. He has managed the Portfolio since its inception in September 2000.

Kenneth Charles Feinberg has been the co-portfolio manager of Davis New York Venture Fund with Christopher C. Davis since May 1998. He also co-manages other equity funds advised by Davis Advisors. Mr. Feinberg was a research analyst at Davis Advisors beginning in December 1994, and he was Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994. He has managed the Portfolio since its inception in September 2000.

AllianceBernstein L.P. (AllianceBernstein) has helped investors build and preserve wealth through disciplined investment strategies for over 40 years. AllianceBernstein is a globally recognized leader in growth, value, fixed income, and style-blend investing. AllianceBernstein’s assets under management totaled $498 billion, as of September 30, 2009. AllianceBernstein’s address is 1345 Avenue of the Americas, New York, New York 10105.

The management of and investment decisions for the portion of the Focused Growth Portfolio managed by AllianceBernstein are made by AllianceBernstein’s US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein’s US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace, CFA, is responsible for day-to-day management of the portion of the Portfolio managed by AllianceBernstein.

Mr. Wallace joined AllianceBernstein as a US Large Cap Growth portfolio manager in 2001. Prior to joining the firm, he was with JP Morgan for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan. Mr. Wallace has a BA from Princeton University.

INVESTMENT MANAGEMENT FEES

For Mid Cap Growth Portfolio: The Reorganization would result in a decrease in the management fee rate for current investors in the Mid Cap Growth Portfolio from 0.80% to 0.60%.  During the twelve month period ended June 30, 2009, the Emerging Growth Portfolio paid $767,486 in investment management fees to PI. If the fee rate applicable to the Emerging Growth Portfolio had been in effect during the period, the Mid Cap Growth Portfolio would have paid $260,398 in investment management fees to PI.

For Davis Value Portfolio:  The Reorganization would result in a decrease in the management fee rate for current investors in the Davis Value Portfolio from 0.75% to 0.40%.  During the twelve month period ended June 30, 2009, the Value Portfolio paid $4,288,363 in investment management fees to PI. If the fee rate applicable to the Value Portfolio had been in effect during the period, the Davis Value Portfolio would have paid $414,613  in investment management fees to PI.

For Focused Growth Portfolio: The Reorganization would result in a decrease in the management fee rate for current investors in the Focused Growth Portfolio from 0.90% to 0.60%.  During the twelve month period ended June 30, 2009, the Jennison Portfolio paid $7,847,531 in investment management fees to PI. If the fee rate applicable to the Jennison Portfolio had been in effect during the period, the Focused Growth Portfolio would have paid $232,207 in investment management fees to PI.

INFORMATION ABOUT THE REORGANIZATIONS

This section describes the Reorganization for each Target Fund and its corresponding Acquiring Fund. This section is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Reasons For The Reorganizations

Based on a recommendation of the Investment Manager, the Trustees of the Fund, including all of the Trustees who are not “interested persons” of the Fund (collectively, the “Independent Trustees”), have unanimously approved each Reorganization and recommended that beneficial shareholders also approve the relevant Reorganization. The Trustees unanimously determined that each Reorganization would be in the best interests of the beneficial shareholders of the relevant Target Fund and the corresponding Acquiring Fund and that the interests of the shareholders of the relevant Target Fund and the corresponding Acquiring Fund would not be diluted as a result of the Reorganization. The Investment Manager proposed the Reorganizations as part of an effort to consolidate certain investment portfolios of the Fund with other similar investment portfolios of the Fund. The Investment Manager provided the Trustees with detailed information regarding each Target Fund and the corresponding Acquiring Fund, including its management fee, total expenses, asset size and performance. At a meeting held from December 7-9, 2009, the Board considered the following factors:

Mid Cap Growth Portfolio—Emerging Growth Portfolio Reorganization

•  The Mid Cap Growth Portfolio and the Emerging Growth Portfolio have substantially similar investment objectives;

•  Each of these portfolios focuses on equity securities (i.e., the Mid Cap Growth Portfolio normally invests at least 80% of its net assets in common stocks of mid-capitalization companies while the Emerging Growth Portfolio normally invests at least 80% of its investable assets in equity securities of small- and medium-sized U.S. companies);

•  The Mid Cap Growth Portfolio and the Emerging Growth Portfolio have substantially similar investment strategies and restrictions;

•  The Emerging Growth Portfolio was larger than the Mid Cap Growth Portfolio as of September 30, 2009 (i.e., the Emerging Growth Portfolio had net assets of approximately $136 million while the Mid Cap Growth Portfolio had net assets of approximately $78 million as of that date);

•  The contractual investment management fee rate for the Emerging Growth Portfolio (i.e., 0.60%) is 0.20% lower than that of the Mid Cap Growth Portfolio (0.80%);

•  The historical investment performance for the Emerging Growth Portfolio for the one-, three-, and five-year periods ended September 30, 2009 is stronger than that of the Mid Cap Growth Portfolio;

•  The estimated annualized operating expense ratio for the Emerging Growth Portfolio for the year ended December 31, 2009 based on the Portfolio’s average daily net assets during the period January 1, 2009 to September 30, 2009 was substantially lower than that of the Mid Cap Growth Portfolio for the same period;

•  Assuming completion of the Mid Cap Growth Portfolio—Emerging Growth Portfolio Reorganization on September 30, 2009, the pro forma annualized operating expense ratio for the Combined Fund is substantially lower than the estimated annualized operating expense ratio for the Mid Cap Growth Portfolio; and

•  Because of the federal tax-deferred treatment applicable to the Contracts, the Mid Cap Growth Portfolio—Emerging Growth Portfolio Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Mid Cap Growth Portfolio immediately prior to the Reorganization.

Davis Value Portfolio—Value Portfolio Reorganization

•  The Davis Value Portfolio and the Value Portfolio have substantially similar investment objectives;

•  Each of these portfolios focuses primarily on large-cap and mid-cap value securities;

•  The Davis Value Portfolio and the Value Portfolio have substantially similar investment strategies and restrictions;

•  The Value Portfolio was substantially larger than the Davis Value Portfolio as of September 30, 2009 (i.e., the Value Portfolio had net assets of approximately $1.14 billion while the Davis Value Portfolio had net assets of approximately $191 million as of that date);

•  The contractual investment management fee rate for the Value Portfolio (i.e., 0.40%) is 0.35% lower than that of the Davis Value Portfolio (0.75%);

•  The historical investment performance for the Value Portfolio for the one-, three-, and five-year periods ended September 30, 2009 is stronger than that of the Davis Value Portfolio;

•  The estimated annualized operating expense ratio for the Value Portfolio for the year ended December 31, 2009 based on the Portfolio’s average daily net assets during the period January 1, 2009 to September 30, 2009 was substantially lower than that of the Davis Value Portfolio for the same period;

•  Assuming completion of the Davis Value Portfolio—Value Portfolio Reorganization on September 30, 2009, the pro forma annualized operating expense ratio for the Combined Fund is substantially lower than the estimated annualized operating expense ratio for the Davis Value Portfolio; and

•  Because of the federal tax-deferred treatment applicable to the Contracts, the Davis Value Portfolio—Value Portfolio Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Davis Value Portfolio immediately prior to the Reorganization.

Focused Growth Portfolio—Jennison Portfolio Reorganization

•  The Focused Growth Portfolio and the Jennison Portfolio have identical investment objectives;

•  Each of these portfolios focuses on equity securities (i.e., the Focused Growth Portfolio normally invest at least 65% of its total assets in equity and equity-related securities of U.S. companies that are believed to have strong capital appreciation potential while the Jennison Portfolio invests primarily in equity securities of major, established corporations that are believed to offer above-average growth prospects);

•  The Focused Growth Portfolio and the Jennison Portfolio have substantially similar investment strategies and restrictions;

•  The Jennison Portfolio was substantially larger than the Focused Growth Portfolio as of September 30, 2009 (i.e., the Jennison Portfolio had net assets of approximately $1.4 billion while the Focused Growth Portfolio had net assets of approximately $41 million as of that date);

•  The contractual investment management fee rate for the Jennison Portfolio (i.e., 0.60%) is 0.30% lower than that of the Focused Growth Portfolio (0.90%);

•  The historical investment performance for the Jennison Portfolio for the one- and five-year periods ended September 30, 2009 is stronger than that of the Focused Growth Portfolio while the Focused Growth Portfolio’s investment performance for the three-year period ended September 30, 2009 is stronger than that of the Jennison Portfolio;

•  The estimated annualized operating expense ratio for the Jennison Portfolio for the year ended December 31, 2009 based on the Portfolio’s average daily net assets during the period January 1, 2009 to September 30, 2009 was substantially lower than that of the Focused Growth Portfolio for the same period;

•  Assuming completion of the Focused Growth Portfolio—Jennison Portfolio Reorganization on September 30, 2009, the pro forma annualized operating expense ratio for the Combined Fund is substantially lower than the estimated annualized operating expense ratio for the Focused Growth Portfolio; and

•  Because of the federal tax-deferred treatment applicable to the Contracts, the Focused Growth Portfolio—Jennison Portfolio Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Focused Growth Portfolio immediately prior to the Reorganization.

For the reasons discussed above, the Board unanimously recommends that you vote FOR the Plan.

If shareholders of a Target Fund do not approve the Plan, the Board will consider other possible courses of action, including, among others, consolidation of such Target Fund with one or more portfolios of the Fund or Advanced Series Trust, other than the corresponding Acquiring Fund, or unaffiliated funds.

Closing of each Reorganization

If shareholders of a Target Fund approve the Plan, the Reorganization will take place after various conditions are satisfied by the Fund on behalf of the Target Fund and the corresponding Acquiring Fund, including the preparation of certain documents. The Fund will determine a specific date for the actual Reorganization to take place. This is called the “closing date.” If the shareholders of a Target Fund do not approve the Plan, the Reorganization will not take place for that particular Target Fund, and the Board will consider alternative courses of actions, as described above.

If the shareholders of a Target Fund approve the Plan, the Target Fund will deliver all of its assets to the corresponding Acquiring Fund, and the Acquiring Fund will assume all of the liabilities of the that Target Fund, on the closing date. The participating insurance companies then will make a conforming exchange of units between the applicable sub-accounts in their separate accounts. As a result, shareholders of the Target Fund will beneficially own shares of the corresponding Acquiring Fund that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the Acquiring Fund. The stock transfer books of the Target Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Target Fund may be submitted at any time before the close of the NYSE on the closing date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Fund may amend the Plan without shareholder approval. The Fund may also agree to terminate and abandon any of the Reorganizations at any time before or, to the extent permitted by law, after the approval by shareholders of the Target Fund.

Expenses of the Reorganizations

The expenses resulting from each Reorganization will be paid by the relevant Target Fund. The estimated expenses are summarized below.

Reorganization	Estimated Reorganization Related Expenses	Reorganization Expenses To Be Paid By:*
Mid Cap Growth—Emerging Growth Reorganization	$140,000	Mid Cap Growth Portfolio

Davis Value-Value Reorganization	$168,000	Davis Value Portfolio

Focused Growth-Jennison Reorganization	$81,000	Focused Growth Portfolio

PI expects that some or all of the portfolio securities of each Target Fund will be transferred in-kind to the corresponding Acquiring Fund.

Certain Federal Income Tax Considerations

Each Target Fund and each Acquiring Fund currently intends to be treated as a partnership for federal income tax purposes. As a result, each Target Fund’s and each Acquiring Fund’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the participating insurance companies (“Participating Insurance Companies”) and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Contract owners should consult the prospectuses of their respective Contracts for information on the federal income tax consequences to such owners. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Target Funds and the Acquiring Funds, including the application of state and local taxes.

Each Target Fund and each Acquiring Fund complies with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”). In general, each Target Fund and Acquiring Fund declares and distributes any net realized long- and short-term capital gains at least annually, either during or after the close of the Target Fund’s or the Acquiring Fund’s fiscal year. Distributions are made to the various separate accounts (not to Contract owners) in the form of additional shares (not in cash).

Each Reorganization may entail various consequences, which are discussed under the caption “Federal Income Tax Consequences of Each Reorganization.”

Federal Income Tax Consequences of Each Reorganization

The following discussion is applicable to each Reorganization. The Reorganization is intended to qualify for federal income tax purposes as a tax-free transaction under the Code. In addition, because the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for federal income tax purposes even if the Reorganization did not qualify as a tax-free transaction. It is a condition to a Target Fund’s obligation to complete the relevant Reorganization that the Target Fund will have received an opinion from Shearman & Sterling LLP, special tax counsel to the Fund, based upon representations made by each Target Fund and each Acquiring Fund, and upon certain assumptions, substantially to the effect that the Reorganization contemplated by the Plan should constitute a tax-free transaction for federal income tax purposes.

Each Target Fund and each Acquiring Fund is treated as a partnership for U.S. federal income tax purposes. Based on such treatment and certain representations made by the Fund on behalf of the Target Funds and the Acquiring Funds relating to the Reorganizations, for U.S. federal income tax purposes (references to “shareholders” are to the Participating Insurance Companies):

1.  The transfer by the relevant Target Fund of all of its assets to the relevant Acquiring Fund, in exchange solely for Acquiring Fund Shares, the assumption by the Acquiring Fund of the liabilities, if any, of the Target Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund, should be tax-free to the shareholders of the Target Fund.

2.  The shareholders of the Target Fund should not recognize gain or loss upon the exchange of all of their shares solely for Acquiring Fund Shares, as described in this Prospectus/Proxy Statement and the Plan.

3.  No gain or loss should be recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities, if any, of the Target Fund. In addition, no gain or loss should be recognized by the Target Fund on the distribution of such Acquiring Fund Shares to the shareholders of the Target Fund (in liquidation of the Target Fund).

4.  No gain or loss should be recognized by the Acquiring Fund upon the acquisition of the assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption of the liabilities, if any, of the Target Fund.

5.  The Acquiring Fund’s tax basis for the assets acquired from the Target Fund should be the same as the tax basis of these assets when held by the Target Fund immediately before the transfer, and the holding period of such assets acquired by the Acquiring Fund should include the holding period of such assets when held by the Target Fund.

6.  A Target Fund’s shareholder’s tax basis for the Acquiring Fund Shares to be received by it pursuant to the Reorganization should be the same as its tax basis in the Target Fund shares exchanged therefor, reduced or increased by any net decrease or increase, as the case may be, in such shareholder’s share of the liabilities of the Target Funds as a result of the Reorganization.

7.  The holding period of the Acquiring Fund Shares to be received by the shareholders of the Target Fund should include the holding period of their Target Fund shares exchanged therefor, provided such Target Fund shares were held as capital assets on the date of exchange.

An opinion of counsel is not binding on the Internal Revenue Service (IRS) or the courts. Shareholders of the Target Fund should consult their tax advisors regarding the tax consequences to them of the Reorganization in light of their individual circumstances.

Contract owners should consult the prospectuses of their Contracts on the federal tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization, because this discussion only relates to the federal income tax consequences.

Characteristics of Acquiring Fund Shares

Acquiring Fund Shares to be distributed to shareholders of the relevant Target Funds will have identical legal characteristics as the shares of the Target Funds with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

VOTING INFORMATION

Approval of the Reorganization with respect to a Target Fund requires approval by a majority of the outstanding voting securities of that Target Fund, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of a Target Fund’s outstanding voting securities is the lesser of (i) 67% of the Target Fund’s outstanding voting securities represented at a meeting at which more than 50% of the Target Fund’s outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Target Fund’s outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Target Fund beneficially owned at the close of business on the record date. If sufficient votes to approve the Reorganization are not received by the date of the relevant Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Fund’s Agreement and Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Fund shareholders.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the Target Fund will vote all shares of each Target Fund, including Target Fund shares owned by a Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from the Contract owner beneficially owning the shares, and the Participating Insurance Company will vote those shares (for the respective Proposal, against the respective Proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners (“Shadow Voting”). The presence at a Meeting of the Participating Insurance Companies affiliated with PI will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve a Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of three ways:

•  By mail, with the enclosed proxy card,

•  In person at the relevant Meeting, or

•  By phone.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted by the Participating Insurance Company in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the relevant Meeting or adjournment thereof.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Fund, by execution of subsequent voting instructions, or by voting in person at the relevant Meeting.

Other Matters

The Board does not intend to bring any matters before the Meetings other than those described in this Prospectus/Proxy Statement. It is not aware of any other matters to be brought before the Meetings by others. If any other matter legally comes before any of the Meetings, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Fund or the Participating Insurance Company. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Fund may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Fund may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE FUND, THE TARGET FUNDS, AND THE ACQUIRING FUNDS

Each Target Fund and each Acquiring Fund is a separate series of The Prudential Series Fund, an open-end management investment company registered with the SEC under the 1940 Act. Each of these funds is, in effect, a separate mutual fund.

Additional information about the Acquiring Funds is included in Exhibit B.

Additional information about the Target Funds and the Acquiring Funds is included in the prospectus for the Fund, dated May 1, 2009, and the portions of that prospectus relating to the Target Funds and the Acquiring Funds are incorporated herein by reference. Further information about the Target Funds and the Acquiring Funds is included in the Statement of Additional Information of the Fund, dated May 1, 2009, and the portions of that document relating to the Target Funds and the Acquiring Funds are incorporated herein by reference. These documents are available upon request and without charge by calling 888-778-2888 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Fund, on behalf of the Target Funds and the Acquiring Funds, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. The Fund also prepares an annual report, which includes the management discussion and analysis. The annual report is available both from the SEC and from the Fund. These materials can be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 233 Broadway, New York, NY 10279. Also, copies of such material can be obtained from the SEC’s Public Reference Section, Washington, DC 20549-6009, upon payment of prescribed fees, or from the SEC’s Internet address at http://www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, all of the shares of the Target Funds and the Acquiring Funds are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Company is required to offer Contract owners the opportunity to instruct it as to how to vote Target Fund shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of any Target Fund or any Acquiring Fund.

Target Fund	Beneficial Owner Name*	Address	Share Class	Shares/ % Ownership

Acquiring Fund	Beneficial Owner Name*	Address	Share Class	Shares/ % Ownership

As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the Trustees and Officers of the Fund, as a group, beneficially owned less than 1% of the outstanding voting shares of the Target Funds or the Acquiring Funds.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Target Fund and each Acquiring Fund. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the relevant Target Fund or the relevant Acquiring Fund, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return.  The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights for the years ended December 31, 2008, 2007, 2006, 2005, and 2004 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The reports of KPMG LLP, the Fund’s independent registered public accounting firm, for the years ended December 31, 2008, 2007, 2006, 2005, and 2004 are included in each Target Fund’s and each Acquiring Fund’s Annual Report to shareholders for the year in question, which reports are available upon request.  The financial highlights for the six-month period ended June 30, 2009 are unaudited and are included in each Target Fund’s and each Acquiring Fund’s Semi-Annual Report to shareholders, which is available upon request.

			Jennison Portfolio
			Class I
	Six Months Ended		Year Ended December 31,
	June 30, 2009(c)		2008(c)	2007	2006(c)	2005(c)	2004

Per Share Operating Performance:
Net Asset Value, beginning of period	$14.69		$23.53	$21.07	$20.76	$18.14	$16.62

Income (Loss) From Investment Operations:
Net investment income	.05		.10	.10	.06	.02	.08
Net realized and unrealized gain (loss) on investments	2.12		(8.84)	2.43	.31	2.62	1.52

Total from investment operations	2.17		(8.74)	2.53	.37	2.64	1.60

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	—	(.02)	(.08)
Distributions	(.12)		(.10)	(.07)	(.06)	—	—

Total dividends and distributions	(.12)		(.10)	(.07)	(.06)	(.02)	(.08)

Net Asset Value, end of period	$16.74		$14.69	$23.53	$21.07	$20.76	$18.14

Total Return(a)	14.73%		(37.28)%	12.00%	1.79%	14.55%	9.63%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,245.1		$1,148.0	$2,100.5	$2,077.3	$2,297.0	$2,044.1
Ratios to average net assets(b):
Expenses	.64	%(d)	.63%	.62%	.63%	.63%	.64%
Net investment income	.67	%(d)	.52%	.42%	.29%	.10%	.50%
Portfolio turnover rate	40	%(e)	74%	69%	67%	57%	74%

(a)   Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)   Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)   Calculated based upon average shares outstanding during the period.

(d)   Annualized.

(e)   Not annualized.

			Jennison Portfolio
			Class II
			Year Ended December 31,
	Six Months Ended June 30, 2009(d)		2008 (d)	2007	2006 (d)	2005 (d)	2004

Per Share Operating Performance:
Net Asset Value, beginning of period	$14.46		$23.17	$20.77	$20.49	$17.97	$16.46

Income (Loss) From Investment Operations:
Net investment income (loss)	.02		.02	— (c)	(.02)	(.05)	.02
Net realized and unrealized gain (loss) on investments	2.08		(8.72)	2.40	.30	2.57	1.50

Total from investment operations	2.10		(8.70)	2.40	.28	2.52	1.52

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	—	—	(.01)
Distributions	(.05)		(.01)	—	—	—	—

Total dividends and distributions	(.05)		(.01)	—	—	—	(.01)

Net Asset Value, end of period	$16.51		$14.46	$23.17	$20.77	$20.49	$17.97

Total Return(a)	14.57%		(37.55)%	11.56%	1.37%	14.02%	9.22%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$15.5		$12.2	$21.9	$19.6	$18.2	$84.9
Ratios to average net assets(b):
Expenses	1.04	%(e)	1.03%	1.02%	1.03%	1.03%	1.04%
Net investment income (loss)	.28	%(e)	.12%	.02%	(.12)%	(.27)%	.11%
Portfolio turnover rate	40	(f)	74%	69%	67%	57%	74%

(a)   Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)   Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)   Less than $.005 per share.

(d)   Calculated based upon average shares outstanding during the period.

(e)   Annualized.

(f)    Not annualized.

			SP Davis Value Portfolio
	Six Months Ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of period	$6.72		$12.00	$11.99	$10.68	$10.98	$9.80

Income (Loss) From Investment Operations:
Net investment income	.05		.12	.15	.09	.09	.10
Net realized and unrealized gain (loss) on investments	.34		(4.62)	.39	1.49	.82	1.12

Total from investment operations	.39		(4.50)	.54	1.58	.91	1.22

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	—	(.10)	(.04)
Distributions from net realized gains	—		—	—	—	(1.11)	—
Distributions	(.12)		(.78)	(.53)	(.27)	—	—

Total dividends and distributions	(.12)		(.78)	(.53)	(.27)	(1.21)	(.04)

Net Asset Value, end of period	$6.99		$6.72	$12.00	$11.99	$10.68	$10.98

Total Return(a)	5.71%		(39.88)%	4.58%	15.02%	9.52%	12.53%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$167.7		$165.3	$309.0	$328.0	$311.7	$285.5
Ratios to average net assets(b):
Expenses	.86	%(c)	.82%	.80%	.81%	.82%	.82%
Net investment income	1.39	%(c)	1.13%	1.11%	.81%	.87%	.89%
Portfolio turnover rate	9	%(d)	19%	9%	14%	14%	34%

(a)   Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)   Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)   Annualized.

(d)   Not annualized.

			Mid Cap Growth Portfolio
	Six Months Ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005		2004

Per Share Operating Performance:
Net Asset Value, beginning of period	$3.43		$7.53	$7.07	$7.21	$6.85		$5.73

Income (Loss) From Investment Operations:
Net investment income (loss)	—	(f)	(.01)	(.02)	.02	(.03)		(.03)
Net realized and unrealized gain (loss) on investments	.25		(2.64)	1.16	(.16)	.39		1.15

Total from investment operations	.25		(2.65)	1.14	(.14)	.36		1.12

Less Distributions:
Distributions	—		(1.45)	(.68)	—	—		—

Net Asset Value, end of period	$3.68		$3.43	$7.53	$7.07	$7.21		$6.85

Total Return(a)	7.29%		(42.56)%	16.21%	(1.94)%	5.26%		19.55%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$69.4		$67.5	$134.8	$133.1	$152.9		$107.5
Ratios to average net assets(b):
Expenses	.96	%(d)	.89%	.87%	.91%	1.00	%(c)	1.00	%(c)

Net investment income (loss)	(.15	)%(d)	(.23)%	(.30)%	.20%	(.56	)%(c)	(.68	)%(c)

Portfolio turnover rate	34	%(e)	66%	156%	107%	94%		79%

(a)   Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)   Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)   Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.02% and (.58)%, respectively, for the year ended December 31, 2005 and 1.07% and (.75)%, respectively, for the year ended December 31, 2004.

(d)   Annualized.

(e)   Not annualized.

(f)    Less than $0.005 per share.

			Emerging Growth Portfolio
			Class I
	Six Months Ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of period	$4.58		$8.41	$7.99	$7.87	$8.07	$6.65

Income (Loss) From Investment Operations:
Net investment income (loss)	.02		.04	.02	.03	(.02)	(.05)
Net realized and unrealized gain (loss) on investments	.64		(2.64)	1.31	.71	1.16	1.47

Total from investment operations	.66		(2.60)	1.33	.74	1.14	1.42

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	—	— (c)	—
Distributions from net realized gains	—		—	—	—	(1.34)	— (c)
Distributions	(.04)		(1.23)	(.91)	(.62)	—	—

Total dividends and distributions	(.04)		(1.23)	(.91)	(.62)	(1.34)	— (c)

Net Asset Value, end of period	$5.20		$4.58	$8.41	$7.99	$7.87	$8.07

Total Return(a)	14.39%		(36.23)%	16.82%	9.59%	17.77%	21.39%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$118.1		$112.3	$205.8	$202.6	$194.8	$128.3
Ratios to average net assets(b):
Expenses	.73	%(d)	.68%	.65%	.67%	.80%	.78%
Net investment income (loss)	.83	%(d)	.55%	.24%	.32%	(.28)%	(.53)%
Portfolio turnover rate	24	%(e)	59%	54%	70%	142%	212%

(a)   Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)   Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)   Less than $0.005 per share.

(d)   Annualized.

(e)   Not annualized.

			Emerging Growth Portfolio
			Class II
	Six Months Ended		December 31,
	June 30, 2009		2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of period	$4.44		$8.17	$7.79	$7.72	$7.96	$6.58

Income (Loss) From Investment Operations:
Net investment income (loss)	.01		.01	(.01)	(.01)	(.05)	(.07)
Net realized and unrealized gain (loss) on investments	.61		(2.53)	1.27	.70	1.15	1.45

Total from investment operations	.62		(2.52)	1.26	.69	1.10	1.38

Less Dividends and Distributions:
Distributions from net realized gains	—		—	—	—	(1.34)	— (c)
Distributions	(.01)		(1.21)	(.88)	(.62)	—	—

Total dividends and distributions	(.01)		(1.21)	(.88)	(.62)	(1.34)	— (c)

Net Asset Value, end of period	$5.05		$4.44	$8.17	$7.79	$7.72	$7.96

Total Return(a):	14.04%		(36.24)%	16.34%	9.10%	17.47%	21.01%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.2		$0.2	$0.4	$0.3	$0.3	$0.4
Ratios to average net assets(b):
Expenses	1.13	%(d)	1.08%	1.05%	1.07%	1.20%	1.18%
Net investment income (loss)	.44	%(d)	.15%	(.16)%	(.04)%	(.70)%	(.94)%
Portfolio turnover rate	24%		59%	54%	70%	142%	212%

(a)   Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)   Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)   Less than $0.005 per share.

(d)   Annualized.

(e)   Not annualized.

			Focused Growth Portfolio
			Class I
			Year Ended December 31,
	Six Months Ended June 30, 2009		2008 (e)	2007	2006	2005		2004

Per Share Operating Performance:
Net Asset Value, beginning of period	$4.78		$8.30	$7.49	$8.07	$7.00		$6.33

Income (Loss) From Investment Operations:
Net investment loss	—	(c)	(.02)	(.04)	(.04)	(.03)		—	(c)
Net realized and unrealized gain (loss) on investments	.84		(2.98)	1.18	(.02)	1.10		.67

Total from investment operations	.84		(3.00)	1.14	(.06)	1.07		.67

Less Distributions:
Distributions	—		(.52)	(.33)	(.52)	—		—

Net Asset Value, end of period	$5.62		$4.78	$8.30	$7.49	$8.07		$7.00

Total Return(a)	17.57%		(38.42)%	15.24%	(.66)%	15.29%		10.58%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$25.6		$21.6	$38.4	$38.7	$38.3		$30.1
Ratios to average net assets(b):
Expenses	1.39	%(f)	1.23%	1.15%	1.15%	1.07	%(d)	1.01	%(d)

Net investment loss	(.04	)%(f)	(.30)%	(.43)%	(.47)%	(.44	)%(d)	(.01	)%(d)

Portfolio turnover rate	65	%(g)	62%	120%	142%	110%		84%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Less than $.005 per share.

(d)

Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.14% and (.51)%, respectively, for the year ended December 31, 2005 and 1.28% and (.28)%, respectively, for the year ended December 31, 2004.

(e)	Calculated based on average shares outstanding during the period.

(f)	Annualized.

(g)	Not Annualized.

			Focused Growth Portfolio
			Class II
			Year Ended December 31,
	Six Months Ended June 30, 2009		2008 (e)	2007	2006	2005		2004

Per Share Operating Performance:
Net Asset Value, beginning of period	$4.61		$8.04	$7.30	$7.91	$6.88		$6.26

Income (Loss) From Investment Operations:
Net investment loss	(.01)		(.05)	(.10)	(.08)	(.06)		(.01)
Net realized and unrealized gain (loss) on investments	.80		(2.86)	1.17	(.01)	1.09		.63

Total from investment operations	.79		(2.91)	1.07	(.09)	1.03		.62

Less Distributions:
Distributions	—		(.52)	(.33)	(.52)	—		—

Net Asset Value, end of period	$5.40		$4.61	$8.04	$7.30	$7.91		$6.88

Total Return(a)	17.14%		(38.54)%	14.68%	(1.07)%	14.97%		9.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$12.4		$10.4	$27.3	$31.3	$42.8		$32.1
Ratios to average net assets(b):
Expenses	1.79	%(f)	1.63%	1.55%	1.55%	1.47	% (c)	1.41	%(c)

Net investment loss	(.44	)(f)	(.70)%	(.83)%	(.88)%	(.84	)%(c)	(.34	)%(c)

Portfolio turnover rate	65	%(g)	62%	120%	142%	110%		84%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)

Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.54% and (.91)%, respectively, for the year ended December 31, 2005 and 1.68% and (.61)%, respectively, for the year ended December 31, 2004.

(e)	Calculated based on average shares outstanding during the period.

(f)	Annualized.

(g)	Not Annualized.

			Value Portfolio
			Class I
			Year Ended December 31,
	Six Months Ended June 30, 2009		2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.86		$23.44	$26.21	$22.95	$19.93	$17.36

Income (Loss) From Investment Operations:
Net investment income	.08		.30	.39	.36	.29	.28
Net realized and unrealized gain (loss) on investments	1.57		(8.36)	.42	4.11	3.03	2.55

Total from investment operations	1.65		(8.06)	.81	4.47	3.32	2.83

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	—	(.30)	(.26)
Distributions	(.26)		(4.52)	(3.58)	(1.21)	—	—

Total dividends and distributions	(.26)		(4.52)	(3.58)	(1.21)	(.30)	(.26)

Net Asset Value, end of period	$12.25		$10.86	$23.44	$26.21	$22.95	$19.93

Total Return(a)	15.14%		(42.29)%	3.19%	19.94%	16.66%	16.31%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,002.2		$933.1	$1,824.9	$1,975.7	$1,750.1	$1,595.6
Ratios to average net assets(b):
Expenses	.45	%(c)	.43%	.43%	.43%	.43%	.44%
Net investment income	1.45	%(c)	1.46%	1.35%	1.45%	1.35%	1.48%
Portfolio turnover rate	24	%(d)	71%	52%	49%	56%	52%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Annualized.

(d)	Not Annualized.

			Value Portfolio
			Class II
			Year Ended December 31,
	Six Months Ended June 30, 2009		2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.91		$23.51	$26.26	$22.98	$19.94	$17.37

Income (Loss) From Investment Operations:
Net investment income	.06		.21	.29	.27	.21	.20
Net realized and unrealized gain (loss) on investments	1.57		(8.38)	.42	4.11	3.01	2.55

Total from investment operations	1.63		(8.17)	.71	4.38	3.22	2.75

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	—	(.18)	(.18)
Distributions	(.21)		(4.43)	(3.46)	(1.10)	—	—

Total dividends and distributions	(.21)		(4.43)	(3.46)	(1.10)	(.18)	(.18)

Net Asset Value, end of period	$12.33		$10.91	$23.51	$26.26	$22.98	$19.94

Total Return(a)	14.99%		(42.56)%	2.82%	19.43%	16.21%	15.83%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2.1		$1.7	$2.7	$3.2	$3.1	$3.0
Ratios to average net assets(b):
Expenses	.85	%(c)	.83%	.83%	.83%	.83%	.84%
Net investment income	1.06	%(c)	1.08%	.96%	1.04%	.95%	1.08%
Portfolio turnover rate	24	%(d)	71%	52%	49%	56%	52%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Annualized.

(d)	Not Annualized.

The financial highlights audited by KPMG LLP have been incorporated in reliance on their reports given on their authority as experts in auditing and accounting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Plan of Reorganization of The Prudential Series Fund

B	Prospectus for the Acquiring Funds, dated May 1, 2009.

The above-described Prospectus for the Acquiring Funds is part of this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders. For purposes of this EDGAR filing, the above-described Prospectus for the Acquiring Funds was filed with the Securities and Exchange Commission pursuant to Rule 497 under the Securities Act of 1933 as of January     , 2010, and is incorporated herein by reference.

EXHIBIT A TO PROSPECTUS/PROXY STATEMENT

THE PRUDENTIAL SERIES FUND

PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) of The Prudential Series Fund, a Delaware statutory trust having its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 (“PSF”), on behalf of each of the acquiring portfolios listed in Schedule A to this Plan (each, an “Acquiring Portfolio”) and each of the target portfolios listed in Schedule A to this Plan (each, a “Target Portfolio”), is made as of this 9th day of December 2010. Together, the Target Portfolios and Acquiring Portfolios are referred to as the “Portfolios.”

The reorganization for the Target Portfolio (hereinafter referred to as the “Reorganization”) is intended to constitute a tax-free transaction for federal income tax purposes and will consist of (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio (“Acquiring Portfolio Shares”); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

The Reorganization of a Target Portfolio by the Acquiring Portfolio is not dependent upon the consummation of any other Reorganization of a Target Portfolio by the Acquiring Portfolio. To the extent this Agreement refers only to a single Reorganization, the terms and conditions hereof shall apply separately to each Reorganization and to the Target Portfolio and the Acquiring Portfolio participating therein, as applicable.

In order to consummate the Plan, the following actions shall be taken by PSF on behalf of the Acquiring Portfolio and the Target Portfolio, as applicable:

1.  Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a)  Subject to the terms and conditions of this Plan, PSF shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all the liabilities of the Target Portfolio as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b)  The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the “Assets”) shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Acquiring Portfolio on the Closing date (as defined in Section 3, hereinafter the “Closing Date”). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c)  Subject to the terms and conditions of this Plan, PSF on behalf of the Acquiring Portfolio shall at the Closing deliver to the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio (“Target Portfolio Shares”) on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d)  Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of PSF relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.  Valuation.

(a)  The value of the Target Portfolio’s Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the “Valuation Time”) using the valuation procedures set forth in PSF’s current effective prospectus.

(b)  The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in PSF’s current effective prospectus.

(c)  The net asset value of a share of the Target Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in PSF’s current effective prospectus.

3.  Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the “Closing”). The date of the Closing (the “Closing Date”) shall be April 30, 2010, or such later date as determined in writing by PSF’s officers. The Closing shall take place at the principal office of PSF at 5:00 p.m. Eastern time on the Closing Date. PSF on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio’s Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio’s custodians. Also, PSF on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. PSF on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio’s account on the Closing Date to the Secretary of PSF, or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as PSF on behalf of Target Portfolio may request.

4.  Representations and Warranties by PSF on behalf of the Target Portfolio.

PSF makes the following representations and warranties about the Target Portfolio:

(a)  The Target Portfolio is a series of PSF, a Delaware statutory trust organized under the laws of the State of Delaware and validly existing and in good standing under the laws of that jurisdiction. PSF is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”).

(b)  PSF on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in PSF’s Annual Report to Shareholders for the fiscal year ended December 31, 2009, to be audited by KPMG LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(d)  PSF has the necessary power and authority to conduct the Target Portfolio’s business as such business is now being conducted.

(e)  PSF on behalf of the Target Portfolio is not a party to or obligated under any provision of PSF’s Agreement and Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Target Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”), since its inception and will continue to satisfy such requirements at the Closing.

(h)  The Target Portfolio, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Portfolio to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i)  At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(j)  Except as may be disclosed in PSF’s current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Portfolio.

(k)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolios.

(l)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of PSF’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5.  Representations and Warranties by PSF on behalf of the Acquiring Portfolio.

PSF makes the following representations and warranties about the Acquiring Portfolio:

(a)  The Acquiring Portfolio is a series of PSF, a statutory trust organized under the laws of the State of Delaware validly existing and in good standing under the laws of that jurisdiction. PSF is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  PSF on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in PSF’s Annual Report to Shareholders for the fiscal year ended December 31, 2009, to be audited by KPMG LLP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(d)  PSF has the necessary power and authority to conduct the Acquiring Portfolio’s business as such business is now being conducted.

(e)  PSF on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of PSF’s Agreement and Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquiring Portfolio has elected to be, and is, treated as a partnership for federal income tax purposes. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g)  The statement of assets and liabilities to be created by PSF for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h)  At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i)  Except as may be disclosed in PSF’s current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolios.

(j)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolios.

(k)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of PSF’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l)  PSF anticipates that consummation of this Plan will not cause the Acquiring Portfolios to fail to conform to the requirements of Section 817(h) at the end of each tax quarter.

6.  Intentions of PSF on behalf of the Portfolios.

(a)  At the Closing, PSF on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by PSF’s transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of

Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b)  PSF intends to operate each Portfolio’s respective business as presently conducted between the date hereof and the Closing.

(c)  PSF intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio’s shareholders.

(d)  PSF on behalf of the Target Portfolios intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolios.

(e)  PSF intends that, by the Closing, each Portfolio’s Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f)  PSF intends to mail to each shareholder of the Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  PSF intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder (“Registration Statement”), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders’ meeting of the Target Portfolios, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7.  Conditions Precedent to be Fulfilled by PSF on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a)  That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by PSF on behalf of the Portfolios shall occur prior to the Closing; and (iii) PSF shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of PSF on behalf of the Portfolios.

(c)  That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d)  That at or immediately prior to the Closing, the Target Portfolio shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Portfolio’s shareholders all of such Target Portfolio’s investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

(e)  That there shall be delivered to PSF on behalf of the Portfolios an opinion from Shearman & Sterling LLP, in form and substance satisfactory to PSF, substantially to the effect that the transactions contemplated by this Plan should constitute a tax-free transaction for federal income tax purposes. Such opinion shall contain the conclusion that the transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of PSF with regard to matters of fact.

(f)  That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio’s shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(g)  That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

8.  Expenses.

(a)  PSF represents and warrants that there are no broker or finders’ fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by the Target Portfolio.

9.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Target Portfolio) prior to the Closing, or the Closing may be postponed by PSF on behalf of a Portfolio by resolution of the Board of Trustees of PSF if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  If the transactions contemplated by this Plan have not been consummated by December 31, 2009, the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of PSF on behalf of the relevant Portfolios.

(c)  In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither PSF, the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by PSF’s Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)  If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of PSF on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolios, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued a Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless PSF on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

10.  Entire Plan and Amendments.

This Plan embodies the entire plan of PSF on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by PSF. Neither this Plan nor any interest herein may be assigned without the prior written consent of PSF on behalf of the Portfolio corresponding to the Portfolio making the assignment.

11.  Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to PSF at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, Attention: Secretary.

12.  Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of the State of Delaware without regard to its conflict of laws principles.

IN WITNESS WHEREOF, The Prudential Series Fund has executed this Plan by its duly authorized officers, all as of the date and year first written above.

THE PRUDENTIAL SERIES FUND on behalf of each Acquiring Portfolio listed in Schedule A hereto

/s/ John P. Schwartz	/s/ Stephen Pelletier
Attest: John P. Schwartz	By: Stephen Pelletier
Assistant Secretary	Title: President

THE PRUDENTIAL SERIES FUND on behalf of each Target Portfolio listed in Schedule A hereto

/s/ John P. Schwartz	/s/ Stephen Pelletier
Attest: John P. Schwartz	By: Stephen Pelletier
Assistant Secretary	Title: President

Schedule A to Plan of Reorganization of The Prudential Series Fund

Portfolios of The Prudential Series Fund (each, a Target Portfolio)	Portfolios of The Prudential Series Fund (each, an Acquiring Portfolio)
SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio
SP Davis Value Portfolio	Value Portfolio
SP Strategic Partners Focused Growth Portfolio	Jennison Portfolio

EXHIBIT B TO PROSPECTUS/PROXY STATEMENT

Prospectus for the Acquiring Funds, dated May 1, 2009

B-1

PART B

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 12, 2010

STATEMENT OF ADDITIONAL INFORMATION

TO PROSPECTUS/PROXY STATEMENT

Dated February     , 2010

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-8065

Reorganization of the SP Mid Cap Growth Portfolio
into the SP Prudential U.S. Emerging Growth Portfolio

Reorganization of the SP Davis Value Portfolio
into the Value Portfolio

Reorganization of the SP Strategic Partners Focused Growth Portfolio
into the Jennison Portfolio

This Statement of Additional Information (the “SAI”) expands upon and supplements information contained in the combined Proxy Statement of the SP Mid Cap Growth Portfolio, the SP Davis Value Portfolio, and the SP Strategic Partners Focused Growth Portfolio, (each, a “Target Fund” and collectively, the “Target Funds”), each a series of The Prudential Series Fund (the “Fund”), and the Prospectus of the SP Prudential U.S. Emerging Growth Portfolio, the Value Portfolio, and the Jennison Portfolio (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), each a series of the Fund, dated February     , 2010 (such combined Proxy Statement and Prospectus being Referred to herein as the “Prospectus/Proxy Statement”).

This SAI relates specifically to the proposed transfer of all of each Target Fund’s assets to the corresponding Acquiring Fund in exchange for the Acquiring Fund’s assumption of all of the Target Fund’s liabilities and the Acquiring Fund’s issuance to the Target Fund of shares of beneficial interest in that Acquiring Fund (the “Acquiring Fund Shares”).  The Acquiring Fund Shares received by a Target Fund will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Fund shares that are outstanding immediately prior to such reorganization transaction.  Each reorganization transaction also provides for the distribution by the Target Fund, on a pro rata basis, of such Acquiring Fund Shares to its shareholders in complete liquidation of such Target Fund.  A vote in favor of the Plan by the shareholders of a Target Fund will constitute a vote in favor of the liquidation of the applicable Target Fund and the termination of such Target Fund as a separate series of the Fund.

This SAI consists of this Cover Page, information on investment restrictions, the Statement of Additional Information of the Fund dated May 1, 2009, which is incorporated herein by reference (which means that those portions are legally part of this SAI), and the pro forma financial statements for: (i) the SP Mid Cap Growth Portfolio and the SP Prudential U.S. Emerging Growth Portfolio after giving effect to the proposed Mid Cap Growth—Emerging Growth Reorganization and  (ii) the SP Davis Value Portfolio and the Value Portfolio after giving effect to the proposed Davis Value Portfolio—Value Reorganization.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, which relates to the above-referenced reorganization transactions.  You can request a copy of the Prospectus/Proxy Statement by calling 888-778-2888 or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.  In addition, a copy of the Prospectus/Proxy Statement is available at the Fund’s website at                                                 .  The Securities and Exchange Commission (the “SEC”) maintains a website (www.sec.gov) that contains the SAI and other material incorporated by reference and considered part of this Prospectus/Proxy Statement, together with other information regarding the Fund.

STATEMENT OF ADDITIONAL INFORMATION

Investment Restrictions	Page No

Attachments to SAI
Investment Restrictions
Pro Forma Financial Statements
• SP Prudential U.S. Emerging Growth Portfolio
• Value Portfolio

INVESTMENT RESTRICTIONS

Each Target Fund and corresponding Acquiring Fund have substantially identical fundamental and non-fundamental investment restrictions, as is set forth in the Fund’s Statement of Additional Information, dated May 1, 2009, which is incorporated herein by reference.

ATTACHMENTS TO SAI

For purposes of this EDGAR filing, the Statement of Additional Information of the Fund, dated May 1, 2009 (the “Fund SAI”), is incorporated herein by reference.  The Fund SAI is contained in Post-Effective Amendment No. 57 to the Fund’s Registration Statement on Form N-1A, which was electronically filed with the  Securities and Exchange Commission pursuant to Rule 485(b) under the Securities Act of 1933 as of April 17, 2009.

Audited financial statements and accompanying notes for the Jennison Portfolio and the Value Portfolio for the fiscal year ended December 31, 2008 and the independent auditors’ report thereon, dated February 18, 2009, are incorporated herein by reference from the Fund’s Annual Report to Shareholders, which accompany this SAI.  Audited financial statements and accompanying notes for the SP Mid Cap Growth Portfolio, the SP Davis Value Portfolio, the SP Strategic Partners Focused Growth Portfolio, and the SP Prudential U.S. Emerging Growth Portfolio for the fiscal year ended December 31, 2008 and the independent auditors’ report thereon, dated February 26, 2009, are incorporated herein by reference from the Fund’s Annual Report to Shareholders, which accompany this SAI.  Unaudited financial statements and accompanying notes for each Target Fund and Acquiring Fund for the six-month period ended June 30, 2009 are incorporated herein by reference from the Fund’s Semi-Annual Report to Shareholders, which accompany this SAI.

PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements have been derived from the financial statements and schedules of the SP Mid Cap Growth Portfolio, the SP Prudential U.S. Emerging Growth Portfolio, the SP Davis Value Portfolio, and the Value Portfolio.  The Pro Forma Condensed Combined Statements of Assets and Liabilities, including the pro forma condensed combined schedule of investments, have been adjusted to give effect to the Mid Cap Growth—Emerging Growth Reorganization and the Davis Value Portfolio—Value Reorganization as if each such Reorganization had occurred on June 30, 2009. The Pro Forma Condensed Combined Statement of Operations is for the twelve-months ended June 30, 2009 and has been adjusted to give effect to the Mid Cap Growth—Emerging Growth Reorganization and the Davis Value Portfolio—Value Reorganization as if each such Reorganization had occurred on that date.

The unaudited pro forma condensed combined financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition or results of operations that actually would have resulted if the Mid Cap Growth—Emerging Growth Reorganization or the Davis Value Portfolio—Value Reorganization had been consummated on June 30, 2009. The unaudited pro forma condensed combined financial statements should be read in conjunction with the financial statements and related notes of the SP Mid Cap Growth Portfolio, the SP Prudential U.S. Emerging Growth Portfolio, the SP Davis Value Portfolio, and the Value Portfolio included in the Annual Report to Shareholders of the Fund for the fiscal year ended December 31, 2008 and the Semi-Annual Report to Shareholders of the Fund for the six months ended June 30, 2009, which are incorporated herein by reference.

PRO FORMA SCHEDULE OF INVESTMENTS FOR THE MERGER OF MID CAP GROWTH PORTFOLIO INTO EMERGING GROWTH PORTFOLIO

AS OF JUNE 30, 2009 (unaudited)

Mid Cap Growth Portfolio Shares	Emerging Growth Portfolio Shares	Pro-Forma Combined Emerging Growth Portfolio Shares	Description	Mid Cap Growth Portfolio Value	Emerging Growth Portfolio Value	Pro-Forma Combined Emerging Growth Portfolio Value

			LONG-TERM INVESTMENTS	98.5%	98.8%	98.8%
			COMMON STOCKS

			Aerospace & Defense	0.3%	1.8%	1.3%
4,500	—	4,500	Goodrich Corp.	$224,865	—	$224,865
—	48,300	48,300	ITT Corp.	—	$2,149,350	2,149,350
				224,865	2,149,350	2,374,215

			Air Freight & Logistics	1.3%	1.5%	1.4%
17,100	14,800	31,900	C.H. Robinson Worldwide, Inc.	891,765	771,820	1,663,585
—	30,900	30,900	Expeditors International Washington, Inc.	—	1,030,206	1,030,206
				891,765	1,802,026	2,693,791

			Automotive Parts	0.8%		0.3%
13,500	—	13,500	O’Reilly Automotive, Inc.(a)	514,080	—	514,080

			Banks	1.4%		0.5%
17,750	—	17,750	Northern Trust Corp	952,820	—	952,820

			Biotechnology	2.4%	0.9%	1.5%
12,000	—	12,000	Alexion Pharmaceuticals, Inc.(a)(b)	493,440	—	493,440
6,000	—	6,000	AMAG Pharmaceuticals, Inc.(a)	328,020	—	328,020
—	6,400	6,400	Cephalon, Inc.(a)(b)	—	362,560	362,560
22,000	—	22,000	Illumina, Inc.(a)(b)	856,680	—	856,680
—	20,500	20,500	Vertex Pharmaceuticals, Inc.(a)(b)	—	730,620	730,620
				1,678,140	1,093,180	2,771,320

			Capital Markets	1.4%	3.2%	2.5%
67,100	—	67,100	Eaton Vance Corp.	—	1,794,925	1,794,925
—	36,000	36,000	Lazard Ltd. (Class A Stock) (Bermuda)	969,120	—	969,120
110,700	—	110,700	TD Ameritrade Holdings Corp.(a)	—	1,941,678	1,941,678
				969,120	3,736,603	4,705,723

			Chemicals	3.6%	2.1%	2.7%
28,500	—	28,500	Airgas, Inc.	1,155,105	—	1,155,105
34,900	63,900	98,800	Ecolab, Inc.	1,360,751	2,491,461	3,852,212
				2,515,856	2,491,461	5,007,317

			Commercial Banks	0.6%		0.2%
15,500	—	15,500	Signature Bank/New York(a)(b)	420,360	—	420,360

			Commercial Services	4.7%		1.8%
11,000	—	11,000	CoStar Group, Inc.(a)(b)	438,570	—	438,570
14,000	—	14,000	FTI Consulting, Inc.(a)(b)	710,080	—	710,080
38,000	—	38,000	Iron Mountain, Inc.(a)(b)	1,092,500	—	1,092,500
24,500	—	24,500	Iron Mountain, Inc.(a)(b)	1,044,925	—	1,044,925
				3,286,075	—	3,286,075

			Commercial Services & Supplies	1.3%	2.0%	1.8%
11,000	—	11,000	HMS Holdings Corp.(a)	447,920	—	447,920
—	84,100	84,100	Iron Mountain, Inc.(a)(b)	—	2,417,875	2,417,875
24,000	—	24,000	SAIC, Inc.(a)	445,200	—	445,200
				893,120	2,417,875	3,310,995

			Communications Equipment		0.5%	0.3%
—	57,600	57,600	Ciena Corp.(a)(b)	—	596,160	596,160

			Computer Hardware	0.6%		0.2%
14,500	—	14,500	Cognizant Technology Solutions Corp. (Class A Stock)(a)	387,150	—	387,150

			Computer Networking	0.6%		0.2%
50,000	—	50,000	Brocade Communications Systems, Inc.(a)	391,000	—	391,000

			Computers & Peripherals		0.9%	0.6%
—	52,698	52,698	NetApp, Inc.(a)(b)	—	1,039,205	1,039,205

			Computer Services & Software	2.9%		1.1%
25,000	—	25,000	Allscripts-Healthcare Solutions, Inc.(b)	396,500	—	396,500
20,400	—	20,400	IHS, Inc. (Class A Stock)(a)	1,017,348	—	1,017,348
13,000	—	13,000	MICROS Systems, Inc.(a)(b)	329,160	—	329,160
11,000	—	11,000	Starent Networks Corp(a)	268,510	—	268,510
				2,011,518	—	2,011,518

			Construction	1.1%		0.4%
18,500	—	18,500	Jacobs Engineering Group, Inc.(a)	778,665	—	778,665

			Construction & Engineering		0.8%	0.5%
—	18,500	18,500	Fluor Corp.	—	948,865	948,865

			Consumer Finance		0.9%	0.6%
—	25,600	25,600	Alliance Data Systems Corp.(a)(b)	—	1,054,464	1,054,464

			Consumer Products & Services	1.0%		0.4%
13,000	—	13,000	Church & Dwight Co., Inc.	706,030	—	706,030

			Distribution/Wholesale	1.6%		0.6%
24,000	—	24,000	Fastenal Co.(b)	796,080	—	796,080
4,000	—	4,000	W.W. Grainger, Inc.	327,520	—	327,520
				1,123,600	—	1,123,600

			Diversified Financial Services	1.1%		0.4%
6,500	—	6,500	IntercontinentalExchange, Inc.(a)	742,560	—	742,560

			Education	2.6%		1.0%
15,500	—	15,500	DeVry, Inc	775,620	—	775,620
4,800	—	4,800	Strayer Education, Inc.	1,046,928	—	1,046,928
				1,822,548	—	1,822,548

			Electrical Equipment	0.4%	3.1%	2.1%
—	60,700	60,700	Ametek, Inc.	—	2,099,006	2,099,006
6,500	34,600	41,100	Roper Industries, Inc.	294,515	1,567,726	1,862,241
				294,515	3,666,732	3,961,247

			Electronics	0.8%		0.3%
25,000	—	25,000	National Instruments Corp.(b)	564,000	—	564,000

			Electronic Components	6.2%		2.3%
90,000	—	90,000	Activision Blizzard, Inc.(a)	1,136,700	—	1,136,700
15,500	—	15,500	Altera Corp.	252,340	—	252,340
27,500	—	27,500	AMETEK, Inc.	950,950	—	950,950
12,500	—	12,500	Amphenol Corp. (Class A Stock)	395,500	—	395,500
28,000	—	28,000	Dolby Laboratories, Inc. (Class A Stock)(a)	1,043,840	—	1,043,840
27,000	—	27,000	Trimble Navigation Ltd.(a)(b)	530,010	—	530,010
				4,309,340	—	4,309,340

			Electronic Equipment & Instruments		3.5%	2.2%
—	51,700	51,700	Amphenol Corp. (Class A Stock)	—	1,635,788	1,635,788
—	40,200	40,200	Anixter International, Inc.(a)(b)	—	1,511,118	1,511,118
—	44,700	44,700	Avnet, Inc.(a)	—	940,041	940,041
				—	4,086,947	4,086,947

			Energy Equipment & Services		2.9%	1.8%
—	64,100	64,100	Cameron International Corp.(a)(b)	—	1,814,030	1,814,030
—	62,500	62,500	Pride International, Inc.(a)(b)	—	1,566,250	1,566,250
				—	3,380,280	3,380,280

			Entertainment & Leisure	3.5%		1.3%
34,500	—	34,500	Penn National Gaming, Inc.(a)	1,004,295	—	1,004,295
46,000	—	46,000	WMS Industries, Inc.(a)(b)	1,449,460	—	1,449,460
				2,453,755	—	2,453,755

			Environmental Control	2.5%		0.9%
26,000	—	26,000	Stericycle, Inc.(a)	1,339,780	—	1,339,780
15,000	—	15,000	Waste Connections, Inc.(a)	388,650	—	388,650
				1,728,430		1,728,430

			Financial Services	2.8%		1.0%
10,000	—	10,000	Affiliated Managers Group, Inc.(a)	581,900	—	581,900
4,000	—	4,000	BlackRock, Inc.	701,680	—	701,680
25,500	—	25,500	MSCI, Inc. (Class A Stock)(a)	623,220	—	623,220
				1,906,800	—	1,906,800

			Food	1.3%		0.5%
15,000	—	15,000	Ralcorp Holdings, Inc.(a)	913,800	—	913,800

			Food Products		3.5%	2.2%
—	74,100	74,100	ConAgra Foods, Inc.	—	1,412,346	1,412,346
—	64,900	64,900	Dean Foods Co.(a)	—	1,245,431	1,245,431
—	24,300	24,300	Ralcorp Holdings, Inc.(a)	—	1,480,356	1,480,356
				—	4,138,133	4,138,133

			Healthcare Equipment & Supplies		2.5%	1.5%
—	28,500	28,500	Beckman Coulter, Inc	—	1,628,490	1,628,490
—	31,400	31,400	ResMed, Inc.(a)	—	1,278,922	1,278,922
				—	2,907,412	2,907,412

			Healthcare Products	3.4%		1.3%
9,500	—	9,500	C.R. Bard, Inc	707,275	—	707,275
1,400	—	1,400	Gen-Probe, Inc.(a)	601,720	—	601,720
3,000	—	3,000	Myriad Genetics, Inc.(a)	1,069,500	—	1,069,500
				2,378,495	—	2,378,495

			Healthcare Providers & Services		10.9%	6.9%
—	72,200	72,200	Community Health Systems, Inc.(a)(b)	—	1,823,050	1,823,050
—	50,100	50,100	DaVita, Inc.(a)(b)	—	2,477,946	2,477,946
—	29,900	29,900	Express Scripts, Inc.(a)	—	2,055,625	2,055,625
—	26,900	26,900	Henry Schein, Inc.(a)(b)	—	1,289,855	1,289,855
—	22,000	22,000	Laboratory Corp. of America Holdings (a)(b)	—	1,491,380	1,491,380
—	60,100	60,100	Patterson Cos., Inc.(a)(b)	—	1,304,170	1,304,170
—	44,600	44,600	Quest Diagnostics, Inc.	—	2,516,778	2,516,778
				—	12,958,804	12,958,804

			Hotels, Restaurants & Leisure	1.4%	3.1%	2.5%
22,000	—	22,000	Ameristar Casinos, Inc.	418,660	—	418,660
—	10,300	10,300	Darden Restaurants, Inc.	—	339,694	339,694
15,055	—	15,055	Marriott International, Inc. (Class A Stock)	332,272	—	332,272
14,500	—	14,500	Royal Caribbean Cruises Ltd. (Liberia)(b)	196,330	—	196,330
—	52,600	52,600	Tim Hortons, Inc.(b)	—	1,290,804	1,290,804
—	62,700	62,700	Yum! Brands, Inc.	—	2,090,418	2,090,418
				947,262	3,720,916	4,668,178

			Household Products		1.3%	0.8%
—	27,500	27,500	Church & Dwight Co., Inc.	—	1,493,525	1,493,525

			Independent Power Producers & Energy Traders		1.3%	0.8%
—	129,000	129,000	AES Corp. (The)(a)	—	1,497,690	1,497,690

			Insurance		1.0%	0.6%
—	52,700	52,700	W.R. Berkley Corp.	—	1,131,469	1,131,469

			Internet Services	1.5%		0.5%
10,000	—	10,000	Equinix, Inc.(a)(b)	727,400	—	727,400
2,500	—	2,500	priceline.com, Inc.(a)(b)	278,875	—	278,875
				1,006,275	—	1,006,275

			Internet Software & Services		1.7%	1.1%
—	109,300	109,300	VeriSign, Inc.(a)(b)	—	2,019,864	2,019,864

			IT Services		2.2%	1.4%
—	66,900	66,900	Amdocs Ltd.(a)	—	1,435,005	1,435,005
—	46,000	46,000	Cognizant Technology Solutions Corp.(a)	—	1,228,200	1,228,200
				—	2,663,205	2,663,205

			Life Sciences, Tools & Services		3.3%	2.1%
—	39,300	39,300	Charles River Laboratories International, Inc.(a)(b)	—	1,326,375	1,326,375
—	62,900	62,900	Thermo Fisher Scientific, Inc.(a)(b)	—	2,564,433	2,564,433
				—	3,890,808	3,890,808

			Machinery		2.4%	1.5%
—	25,500	25,500	Danaher Corp.	—	1,574,370	1,574,370
—	53,930	53,930	IDEX Corp.	—	1,325,060	1,325,060
				—	2,899,430	2,899,430

			Manufacturing	1.3%		0.5%
15,000	—	15,000	Danaher Corp	926,100	—	926,100

			Media	0.7%	2.5%	1.8%
17,000	—	17,000	McGraw-Hill Cos., Inc. (The)	511,870	—	511,870
—	220,600	220,600	Regal Entertainment Group (Class A Stock)	—	2,931,774	2,931,774
				511,870	2,931,774	3,443,644

			Medical Supplies & Equipment —1.9%	1.9%		0.7%
18,500	—	18,500	Masimo Corp.(a)(b)	446,035	—	446,035
11,000	—	11,000	NuVasive, Inc.(a)(b)	490,600	—	490,600
25,000	—	25,000	Wright Medical Group, Inc.(a)(b)	406,500	—	406,500
				1,343,135	—	1,343,135

			Metals & Mining	1.5%	1.9%	1.8%
8,000	—	8,000	Allegheny Technologies, Inc.(a)	279,440	—	279,440
—	27,200	27,200	Cliffs Natural Resources, Inc	—	665,584	665,584
—	45,400	45,400	Goldcorp, Inc.(b)	—	1,577,650	1,577,650
10,500	—	10,500	Precision Castparts Corp.	766,815	—	766,815
				1,046,255	2,243,234	3,289,489

			Mining	0.5%		0.2%
7,000	—	7,000	Freeport-McMoRan Copper & Gold, Inc.	350,770	—	350,770

			Oil & Gas Services	1.8%		0.7%
18,000	—	18,000	CARBO Ceramics, Inc.(b)	615,600	—	615,600
7,550	—	7,550	Core Laboratories NV (Netherlands)(b)	657,982	—	657,982
				1,273,582	—	1,273,582

			Oil, Gas & Consumable Fuels	5.3%	8.4%	7.2%
35,000	—	35,000	Concho Resources, Inc.(a)	1,004,150	—	1,004,150
—	49,600	49,600	Denbury Resources, Inc.(a)	—	730,608	730,608
6,500	—	6,500	Murphy Oil Corp	353,080	—	353,080
—	39,000	39,000	Newfield Exploration Co.(a)	—	1,274,130	1,274,130
17,000	—	17,000	Noble Corp. (Switzerland)	514,250	—	514,250
21,500	22,600	44,100	Range Resources Corp.	890,315	935,866	1,826,181
23,500	107,800	131,300	Southwestern Energy Co.(a)	912,975	4,188,030	5,101,005
—	20,620	20,620	Ultra Petroleum Corp.(a)(b)	—	804,180	804,180
—	51,675	51,675	XTO Energy, Inc.	—	1,970,884	1,970,884
				3,674,770	9,903,698	13,578,468

			Personal Products		1.1%	0.7%
—	51,900	51,900	Avon Products, Inc.	—	1,337,982	1,337,982

			Pharmaceuticals	5.4%	1.0%	2.6%
16,000	—	16,000	Express Scripts, Inc.(a)	1,100,000	—	1,100,000
21,500	—	21,500	Mead Johnson Nutrition Co. (Class A Stock)(b)	683,055	—	683,055
30,500	89,500	120,000	Mylan, Inc.(a)(b)	398,025	1,167,975	1,566,000
7,500	—	7,500	Myriad Pharmaceuticals, Inc.(a)	34,875		34,875
29,300	—	29,300	VCA Antech, Inc.(a)(b)	782,310	—	782,310
20,000	—	20,000	Vertex Pharmaceuticals, Inc.(a)(b)	712,800	—	712,800
				3,711,065	1,167,975	4,879,040

			Professional Services		1.1%	0.7%
—	56,600	56,600	Robert Half International, Inc.	—	1,336,892	1,336,892

			Real Estate Investment Trust		3.8%	2.4%
—	298,700	298,700	Annaly Capital Management, Inc.	—	4,522,317	4,522,317

			Retail & Merchandising	8.0%		3.0%
23,500	—	23,500	Bed Bath & Beyond, Inc.(a)(b)	722,625	—	722,625
10,000	—	10,000	Darden Restaurants, Inc.	329,800	—	329,800
10,000	—	10,000	Dollar Tree, Inc.(a)	421,000	—	421,000
12,500	—	12,500	Kohl’s Corp.(a)	534,375	—	534,375
24,000	—	24,000	Nordstrom, Inc.(b)	477,360	—	477,360
31,000	—	31,000	Ross Stores, Inc	1,196,600	—	1,196,600
27,000	—	27,000	Shoppers Drug Mart Corp. (Canada)	1,160,409	—	1,160,409
15,000	—	15,000	Staples, Inc	302,550	—	302,550
13,000	—	13,000	TJXCos., Inc.	408,980	—	408,980
				5,553,699	—	5,553,699

			Retail — Auto Parts	0.5%		0.2%
10,150	—	10,150	Copart, Inc.(a)(b)	351,901	—	351,901

			Retail Apparel	0.6%		0.2%
23,000	—	23,000	Gap, Inc. (The)	377,200	—	377,200

			Semiconductors	4.0%		1.5%
14,500	—	14,500	Analog Devices, Inc	359,310	—	359,310
18,000	—	18,000	Broadcom Corp. (Class A Stock)(a)(b)	446,220	—	446,220
12,500	—	12,500	Lam Research Corp.(a)(b)	325,000	—	325,000
35,000	—	35,000	Marvell Technology Group Ltd.	407,400	—	407,400
36,000	—	36,000	Microchip Technology, Inc.(b)	811,800	—	811,800
18,000	—	18,000	Varian Semiconductor Equipment Associates, Inc.(a)	431,820	—	431,820
				2,781,550	—	2,781,550

			Semiconductors & Semiconductor Equipment	1.1%	3.6%	2.7%
—	67,750	67,750	Broadcom Corp. (Class A Stock)(a)(b)	—	1,679,523	1,679,523
—	55,600	55,600	Marvell Technology Group Ltd.(a)	—	647,184	647,184
—	88,000	88,000	Maxim Integrated Products, Inc.	—	1,380,720	1,380,720
19,500	—	19,500	Silicon Laboratories, Inc.(a)(b)	739,830		739,830
—	28,000	28,000	Xilinx, Inc.(b)	—	572,880	572,880
				739,830	4,280,307	5,020,137

			Software	3.5%	4.2%	3.9%
33,500	—	33,500	ANSYS, Inc.(a)(b)	1,043,860	—	1,043,860
—	96,900	96,900	Check Point Software technologies (a)	—	2,274,243	2,274,243
8,500	—	8,500	Citrix Systems, Inc.(a)(b)	271,065	—	271,065
15,500	—	15,500	Macrovision Solutions Corp.(a)(b)	338,055	—	338,055
9,000	40,200	49,200	McAfee, Inc.(a)	379,710	1,696,038	2,075,748
18,500	—	18,500	MedAssets, Inc.(a)	359,825		359,825
—	43,300	43,300	Nuance Communications Inc.(a)	—	523,497	523,497
—	12,700	12,700	Salesforce.com, Inc.(a)	—	484,759	484,759
—	1,300	1,300	Solarwinds Inc.(a)	—	21,437	21,437
				2,392,515	4,999,974	7,392,489

			Specialty Retail	1.9%	4.8%	3.8%
33,500	—	33,500	Guess?, Inc.	—	688,326	688,326
—	96,900	96,900	O’Reilly Automotive, Inc.(a)(b)	—	723,520	723,520
15,500	—	15,500	PetSmart, Inc.	—	987,160	987,160
18,500	—	18,500	Ross Stores, Inc	—	1,783,320	1,783,320
—	43,300	43,300	TJX Cos Inc.	—	1,547,832	1,547,832
50,000	—	50,000	Urban Outfitters, Inc.(a)(b)	1,043,500	—	1,043,500
24500	—	24,500	Williams-Sonoma, Inc.(b)	290,815	—	290,815
				1,334,315	5,730,158	7,064,473

			Telecommunications	5.3%		2.0%
37,100	—	37,100	American Tower Corp. (Class A Stock)(a)	1,169,763	—	1,169,763
31,500	—	31,500	Juniper Networks, Inc.(a)(b)	743,400	—	743,400
7,500	—	7,500	Millicom International Cellular SA (Luxembourg) (a)(b)	421,950	—	421,950
55,000	—	55,000	SBA Communications Corp. (Class a Stock)(a)(b)	1,349,700	—	1,349,700
				3,684,813	—	3,684,813

			Textiles, Apparel & Luxury Goods		1.1%	0.7%
—	44,700	44,700	Phillips-Van Heusen Corp.	—	1,282,443	1,282,443

			Transportation	2.1%		0.8%
20,500	—	20,500	Expeditors International of Washington, Inc.	683,470	—	683,470
26,000	—	26,000	J.B. Hunt Transport Services, Inc.(b)	793,780	—	793,780
				1,477,250	—	1,477,250

			Wireless Telecommunication Services		8.0%	5.0%
—	86,400	86,400	American Tower Corp. (Class A Stock)(a)	—	2,724,192	2,724,192
—	117,800	117,800	Crown Castle International Corp.(a)	—	2,829,556	2,829,556
—	202,900	202,900	NII Holdings, Inc.(a)	—	3,869,303	3,869,303
				—	9,423,051	9,423,051

			Total Long-Term Investments (cost $72,757,622; $114,960,846; $187,718,468)	68,342,564	116,944,209	185,286,773

			SHORT-TERM INVESTMENT	34.5%	26.7%	29.6%
			Affiliated Money Market Mutual Fund
23,910,642	31,662,040	55,572,682	Dryden Core Investment Fund-Taxable Money Market Series
			(cost $23,910,642; includes $22,077,716 of cash collateral for securities on loan) (c)(d)
			(cost $31,662,040; includes $30,348,712 of cash collateral for securities on loan) (c)(d)
			(cost $55,572,682; includes $52,426,428 of cash collateral for securities on loan) (c)(d)	23,910,642	31,662,040	55,572,682

Total Investments	133.0%	125.5%	128.4%
(cost $96,668,264, $146,622,886, $243,291,150)	92,253,206	148,606,249	240,859,455

	-33.0%	-25.5%	-28.4%
Liabilities in excess of other assets	(22,902,666)	(30,240,974)	(53,283,640)*

Net Assets	$69,350,540	$118,365,275	$187,575,815 *
	100.0%	100.0%	100.0%

* Includes the adjustment of $140,000 for the estimated Reorganization expenses attributable to Mid Cap Growth Portfolio.

The following abbreviation is used in portfolio descriptions:

(a) Non-income producing security.

(b) All or a portion of the security is on loan. The aggregate market value of such securities is $21,365,520, $29,217,942 and $50,583,462, respectively; cash collateral of $22,077,716, $30,348,712 and $52,426,428 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

Mid Cap Growth Portfolio

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1-quoted prices in active markets for identical securities

Level 2-other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3-significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$68,342,564	$—	$—
Affiliated Money Market
Mutual Fund	23,910,642	—	—
	92,253,206	—	—
Other Financial Instruments*	—	—	—
Total	$92,253,206	$—	$—

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2008 and June 30, 2009, the Portfolio did not use any significal unobservable inputs (Level 3) in determining the value of investments.

Emerging Growth Portfolio

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1-quoted prices in active markets for identical securities

Level 2-other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3-significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$116,944,209	$—	$—
Affiliated Money Market
Mutual Fund	31,662,040	—	—
	148,606,249	—	—
Other Financial Instruments*	—	—	—
Total	$148,606,249	$—	$—

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2008 and June 30, 2009, the Portfolio did not use any significal unobservable inputs (Level 3) in determining the value of investments.

Pro Forma Emerging Growth Portfolio after Reorganization

The following is a summary of the inputs used as of June 30, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$185,286,773	$—	$—
Affiliated Money Market
Mutual Fund	55,572,682	—	—
	240,859,455	—	—
Other Financial Instruments*	—	—	—
Total	$240,859,455	$—	$—

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2008 and June 30, 2009, the Portfolio did not use any significal unobservable inputs (Level 3) in determining the value of investments.

Pro-Forma Statement of Assets and Liabilities

as of June 30, 2009

(Unaudited)

	Mid Cap Growth Portfolio	Emerging Growth Portfolio	Pro-Forma adjustments		Pro-Forma Combined Emerging Growth Portfolio
Assets
Investments at value, including securities on loan(C)
Unaffiliated Investments(A)	$68,342,564	$116,944,209			$185,286,773
Affiliated Investments(B)	23,910,642	31,662,040			55,572,682
Cash	—	1,523			1,523
Receivable for Series shares sold	43,103	33,654			76,757
Dividends and interest receivable	23,329	226,711			250,040
Prepaid expenses	996	402			1,398
Total assets	92,320,634	148,868,539			241,189,173

Liabilities

Collateral for securities on loan	22,077,716	30,348,712			52,426,428
Payable to Custodian	790,516	—			790,516
Payable for Series shares repurchased	—	8,668			8,668
Accrued expenses and other liabilities	52,099	84,471	140,000	(a)	276,570
Management fee payable	45,799	59,067			104,866
Distribution fee payable	—	49			49
Administration fee payable	—	30			30
Affiliated transfer agent fee payable	600	595			1,195
Deferred trustees’ fees	3,364	1,672			5,036
Total liabilities	22,970,094	30,503,264	140,000	(a)	53,613,358

Net Assets	$69,350,540	$118,365,275	(140,000	)(a)	$187,575,815

Net assets were comprised of:
Paid-in capital	$109,608,692	$136,612,762			$246,221,454
Retained earnings	(40,258,152)	(18,247,487)	$(140,000	)(a)	(58,645,639)
Net assets, June 30, 2009	$69,350,540	$118,365,275	$(140,000	)(a)	$187,575,815

Net Asset Value
Class I

Net assets	$69,350,540	$118,130,003	(140,000	)(a)	$187,340,543
Shares of beneficial interest issued and outstanding	18,834,328	22,710,296	(5,490,673	)(b)	36,053,951
Net asset value and redemption price per share	$3.68	$5.20			$5.20

Net Asset Value
Class II

Net assets	$––	$235,272			$235,272
Shares of beneficial interest issued and outstanding		46,600			46,600
Net asset value and redemption price per share	$––	$5.05			$5.05

(a) Reflects the estimated Reorganization expenses of $140,000 attributable to the Mid Cap Growth Portfilio.

(b)   Represents the number of shares issued upon conversion of the Mid Cap Growth Portfolio into Emerging Growth Portfolio. Shareholders of the Mid Cap Growth Portfolio would become shareholders of the Emerging Growth Portfolio, receiving shares of the Emerging Growth Portfolio equal to the value of the their holdings in the Mid Cap Growth Portfolio immediately prior to the reorganization.

(A) Identified cost of unaffiliated investments	$72,757,622	$114,960,846			$187,718,468

(B) Identified cost of affiliated investments	$23,910,642	$31,662,040			$55,572,682

(C) Including securities on loan of	$21,365,520	$29,217,942			$50,583,462

Pro-Forma Statement of Operations

For the Period Ended June 30, 2009

(Unaudited)

	Mid Cap Growth Portfolio	Emerging Growth Portfolio	Adjusting Entries		Pro-Forma Combined Emerging Growth Portfolio
Statement of Operations
Income:
Unaffiliated Dividend Income (net of $5,183, $1,644, $6,827 foreign with holding tax)	$359,679	$1,647,151	$—		$2,006,830
Affiliated Dividend Income	36,526	54,813	—		91,339
Affiliated Income from Securities Loaned, Net	164,565	248,020	—		412,585
Total Income	560,770	1,949,984			2,510,754

Expenses:
Management Fee	347,198	767,486	(86,799	)(a)	1,027,885
Distribution Fees - Class II		610	—		610
Administration Fee - Class II		366	—		366
Transfer Agent Fees and Expenses (A)	6,000	7,200	(3,200	)(b)	10,000
Custodian’s Fees and Expenses	49,000	47,000	(31,000	)(b)	65,000
Legal and Audit Fees	22,000	23,000	(15,000	)(b)	30,000
Trustees Fees	10,000	11,000	(11,500	)(b)	9,500
Reports to Shareholders	4,000	38,000	—		42,000
Commitment Fees	500	1,000	—		1,500
Insurance Expense	2,000	2,000	—		4,000
Miscellaneous Expenses	4,098	9,296	—		13,394

Total Expenses (c)	444,796	906,958	(147,499)		1,204,255
Net Investment Income (Loss)	115,974	1,043,026	147,499		1,306,499

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investment transactions	(26,211,702)	(27,447,606)	—		(53,659,308)
Net change in unrealized appreciation (depreciation) on investments	(7,890,464)	(17,967,989)	—		(25,858,453)
Net Gain (Loss) on Investments	(34,102,166)	(45,415,595)	—		(79,517,761)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(33,986,192)	$(44,372,569)	$147,499		$(78,211,262)

(A) Including affiliated expense of	$2,800	$3,700	$(2,900	)(b)	$3,600

(a)   At the current level, Mid Cap Growth Portfolio does not have the same management fee as Emerging Growth Portfolio.

(b)   Estimated savings on fund fees due to consolidation.

(c)   The estimated Reorganization expenses to be borne by Mid Cap Growth of $140,000 are not reflected in the Statement of Operations. However, such expenses have been adjusted on the Proforma Balance Sheet and Capitalization table in this document.

Notes to Pro-Forma Financial Statements for the Reorganization

(Unaudited)

1.     Basis of Combination — The Pro-Forma Statement of Assets and Liabilities, including the Pro-Forma Schedule of Investments at June 30, 2009 and the related Pro-Forma Statement of Operations (“Pro-Forma Statements”) for the year ended June 30, 2009, reflect the accounts of Emerging Growth Portfolio (the “Acquiring” fund), and Mid Cap Growth Portfolio (the “Target” fund), each a “Fund.”

The Pro-Forma Statements give effect to the proposed transfer of all assets and liabilities of both Mid Cap Growth Portfolio in exchange for shares in the Emerging Growth Portfolio. The Pro-Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information.

2.     Shares of Beneficial Interest — The pro-forma net asset value per share assumes the issuance of shares by Energing Growth Portfolio, pursuant to the reorganization, on June 30, 2009.  Shareholders of the Mid Cap Growth Portfolio would become shareholders of Emerging Growth Portfolio, receiving shares of Emerging Growth Portfolio equal to the value of their holdings in Mid Cap Growth Portfolio. The amount of additional shares to be issued by Emerging Growth Portfolio are assumed to be based on the June 30, 2009 net assets value, as follows:

Emerging Growth Portfolio	Net Assets of Mid Cap Growth Portfolio		Per Share Energing Growth Portfolio
Additional Shares Issued	6/30/2009	Adjustments*	6/30/2009
13,343,655	$69,350,540	$140,000	$5.20

* Reflects the estimated Reorganization expenses of $140,000 attributable to Mid Cap Growth Portfolio

3.     Pro-Forma Operations — The Pro-Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entities.  The pro-forma investment management fees are based on the fee schedule in effect of the Emerging Growth Portfolio at the combined level of average net assets for the year ended June 30, 2009. The Pro-Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.     Security Valuation — Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask price or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the Manager, in consultation with the subadvisor, believe the primary market to be over-the-counter are valued by an independent agent or principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange of board of trade are valued at the last sale price at the closing of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analysis media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. Investments in mutual funds are valued at their net assets value as of the close of the New York Stock Exchange on the date of the valuation. Short-term securities that are held in the Funds, which mature in more than 60 days are valued at current market quotations, and those short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

The Funds valuation policies are substantially identical and there are no differences in terms of how each Fund values its portfolio securities.

5.     Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

6.     Taxes - For Federal income tax purposes, the Emerging Growth Portfolio and Mid Cap Growth Portfolio are registered as Investment Partnerships and will continue to be so subsequent to the merger.

PRO FORMA SCHEDULE OF INVESTMENTS FOR THE MERGER OF DAVIS VALUE PORTFOLIO INTO VALUE PORTFOLIO

AS OF JUNE 30, 2009 (unaudited)

Davis Value Portfolio Shares	Value Portfolio Shares	Pro-Forma combined Value Portfolio Shares	Description	Davis Value Portfolio Value	Value Portfolio Value	Pro Forma combined Value Portfolio Value

			LONG-TERM INVESTMENTS	94.9%	96.0%	95.8%

			COMMON STOCKS	94.1%	93.8%	93.8%
			Auto Components		1.1%	0.9%
—	943,400	943,400	Goodyear Tire & Rubber Co. (The) (a)(b)	—	$10,622,684	$10,622,684

			Automobile Retailers	0.6%		0.1%
63,200	—	63,200	CarMax, Inc.(b)	$929,040	—	929,040

			Beverages	2.8%		0.4%
11,800	—	11,800	Coca-Cola Co. (The)	566,282	—	566,282
42,800	—	42,800	Diageo PLC, ADR (United Kingdom)	2,450,300	—	2,450,300
54,306	—	54,306	Heineken Holding NV (Netherlands)	1,735,139	—	1,735,139
				4,751,721	—	4,751,721

			Broadcasting	0.9%		0.1%
91,800	—	91,800	Grupo Televisa SA, ADR (Mexico)	1,560,600	—	1,560,600

			Business Services	2.1%		0.3%
120,300	—	120,300	Iron Mountain, Inc.(a)(b)	3,458,625	—	3,458,625

			Capital Markets		6.2%	5.3%
—	492,695	492,695	Bank of New York Mellon Corp. (The)	—	14,440,891	14,440,891
—	138,100	138,100	Goldman Sachs Group, Inc. (The)	—	20,361,464	20,361,464
—	509,500	509,500	Morgan Stanley (a)	—	14,525,845	14,525,845
—	758,100	758,100	TD Ameritrade Holding Corp.(b)	—	13,297,074	13,297,074
				—	62,625,274	62,625,274

			Chemicals	0.7%	1.1%	1.0%
—	655,500	655,500	Dow Chemical Co. (The)	—	10,579,770	10,579,770
11,500	—	11,500	Monsanto Co.	854,910	—	854,910
4,385	—	4,385	Potash Corp. of Saskatchewan, Inc. (Canada)	408,024	—	408,024
				1,262,934	10,579,770	11,842,704

			Commercial Banks	2.0%	1.1%	1.2%
111,800	—	111,800	Bank of New York Mellon Corp. (The)	3,276,858	—	3,276,858
—	2,129,000	2,129,000	KeyCorp	—	11,155,960	11,155,960
				3,276,858	11,155,960	14,432,818

			Commercial Services & Supplies		1.9%	1.7%
—	687,600	687,600	Waste Management, Inc.(a)	—	19,362,816	19,362,816

			Communications Equipment		1.3%	1.1%
—	276,800	276,800	QUALCOMM, Inc.	—	12,511,360	12,511,360

			Computers	1.3%		0.2%
58,400	—	58,400	Hewlett-Packard Co.	2,257,160	—	2,257,160

			Containers & Packaging	2.0%		0.3%
177,810	—	177,810	Sealed Air Corp.	3,280,594	—	3,280,594

			Consumer Finance		1.9%	1.6%
—	1,857,900	1,857,900	SLM Corp. (a)(b)	—	19,080,633	19,080,633

			Diversified Consumer Services		3.4%	3.0%
—	429,000	429,000	Career Education Corp. (a)(b)	—	10,677,810	10,677,810
—	1,384,100	1,384,100	H&R Block, Inc.	—	23,848,043	23,848,043
				—	34,525,853	34,525,853

			Diversified Financial Services	2.4%	0.6%	0.9%
—	475,800	475,800	Bank of America Corp.	—	6,280,560	6,280,560
6,620	—	6,620	Goldman Sachs Group, Inc. (The)	976,053	—	976,053
77,400	—	77,400	Julius Baer Holding AG (Switzerland)	3,010,257	—	3,010,257
				3,986,310	6,280,560	10,266,870

			Diversified Manufacturing Operations	0.7%		0.1%
46,228	—	46,228	Tyco International Ltd. (Switzerland)	1,201,003	—	1,201,003

			Diversified Metals	0.7%		0.1%
30,300	—	30,300	BHP Billiton PLC (United Kingdom)	682,920	—	682,920
10,800	—	10,800	Rio Tinto PLC (United Kingdom)	374,019	—	374,019
5,670	—	5,670	Rio Tinto PLC, FPR (United Kingdom)(b)	191,230	—	191,230
				1,248,169	—	1,248,169

			Electric	0.2%		0.0%
28,100	—	28,100	AES Corp. (The)(b)	326,241	—	326,241

			Electrical Equipment	0.4%		0.1%
38,750	—	38,750	ABB Ltd., ADR (Switzerland)	611,475	—	611,475

			Electronic Equipment & Instruments	1.0%		0.1%
78,740	—	78,740	Agilent Technologies, Inc.(a)(b)	1,599,209	—	1,599,209

			Electric Utilities		1.8%	1.5%
—	149,100	149,100	American Electric Power Co., Inc.	—	4,307,499	4,307,499
—	177,400	177,400	Entergy Corp.	—	13,752,048	13,752,048
				—	18,059,547	18,059,547

			Entertainment & Leisure	0.8%		0.1%
78,300	—	78,300	Harley-Davidson, Inc.(a)	1,269,243	—	1,269,243

			Environmental Control	0.6%		0.1%
101,520	—	101,520	Sino-Forest Corp. (Canada)(b)	1,082,275	—	1,082,275

			Financial Services	8.9%		1.3%
190,260	—	190,260	American Express Co.	4,421,643	—	4,421,643
38,160	—	38,160	Ameriprise Financial, Inc.	926,143	—	926,143
61,900	—	61,900	H&R Block, Inc.	1,066,537	—	1,066,537
50,900	—	50,900	Moody’s Corp.(a)	1,341,215	—	1,341,215
6,590	—	6,590	Visa, Inc. (Class A Stock)	410,293	—	410,293
280,330	—	280,330	Wells Fargo & Co.(a)	6,800,806	—	6,800,806
				14,966,637	—	14,966,637

			Foods	0.3%		0.0%
11,960	—	11,960	Hershey Co. (The)	430,560	—	430,560

			Food & Staples Retailing		6.6%	5.7%
—	800,900	800,900	CVS Caremark Corp.	—	25,524,683	25,524,683
—	1,099,800	1,099,800	Kroger Co. (The)	—	24,250,590	24,250,590
—	340,500	340,500	Wal-Mart Stores, Inc.	—	16,493,820	16,493,820
				—	66,269,093	66,269,093

			Food Products		5.4%	4.6%
—	557,272	557,272	Cadbury PLC (United Kingdom), ADR	—	19,170,157	19,170,157
—	1,158,800	1,158,800	ConAgra Foods, Inc.	—	22,086,728	22,086,728
—	1,015,400	1,015,400	Tyson Foods, Inc. (Class A Stock)	—	12,804,194	12,804,194
				—	54,061,079	54,061,079

			Healthcare Equipment & Supplies		0.1%	0.1%
—	25,200	25,200	Baxter International, Inc.	—	1,334,592	1,334,592

			Healthcare Providers & Services	2.6%	3.5%	3.4%
—	246,200	246,200	Aetna, Inc.	—	6,167,310	6,167,310
36,400	—	36,400	Cardinal Health, Inc.	1,112,020	—	1,112,020
28,000	—	28,000	Express Scripts, Inc.(b)	1,925,000	—	1,925,000
—	692,000	692,000	Omnicare, Inc.	—	17,825,920	17,825,920
54,900	—	54,900	UnitedHealth Group, Inc.	1,371,402	—	1,371,402
—	216,900	216,900	WellPoint, Inc.(b)	—	11,038,041	11,038,041
				4,408,422	35,031,271	39,439,693

			Healthcare Services	0.3%		0.0%
6,600	—	6,600	Laboratory Corp. of America Holdings (a)(b)	447,414	—	447,414

			Household Durables	0.4%		0.1%
11,000	—	11,000	Garmin Ltd. (Cayman Islands)(a)	262,020	—	262,020
8,453	—	8,453	Hunter Douglas NV (Netherlands)	346,799	—	346,799
				608,819	—	608,819

			Household Products	1.4%	2.3%	2.2%
—	438,382	438,382	Kimberly-Clark Corp.	—	22,984,368	22,984,368
45,030	—	45,030	Procter & Gamble Co	2,301,033	—	2,301,033
				2,301,033	22,984,368	25,285,401

			Independent Power Producers & Energy Traders		2.5%	2.2%
—	982,900	982,900	NRG Energy, Inc.(b)	—	25,516,084	25,516,084

			Industrial Conglomerates		0.2%	0.2%
—	109,100	109,100	Johnson Controls, Inc.	—	2,369,652	2,369,652

			Insurance	10.8%	4.2%	5.2%
99,220	—	99,220	American International Group, Inc.(a)(b)	115,095	—	115,095
—	557,600	557,600	Axis Capital Holdings Ltd.	—	14,597,968	14,597,968
86	—	86	Berkshire Hathaway, Inc.(Class A Stock)(b)	7,740,000	—	7,740,000
—	3,064	3,064	Berkshire Hathaway, Inc.(Class B Stock)(b)	—	8,872,517	8,872,517
34,400	—	34,400	Hartford Financial Services Group, Inc. (The)	408,328	—	408,328
131,400	—	131,400	Loews Corp	3,600,360	—	3,600,360
534	—	534	Markel Corp.(b)	150,428	—	150,428
38,800	—	38,800	NIPPONKOA Insurance Co. Ltd.(Japan)	225,732	—	225,732
15,200	—	15,200	Principal Financial Group, Inc.	286,368	—	286,368
229,000	—	229,000	Progressive Corp. (The)(a)(b)	3,460,190	—	3,460,190
9,100	—	9,100	Sun Life Financial, Inc. (Canada)	244,972	—	244,972
42,775	—	42,775	Transatlantic Holdings, Inc.	1,853,441	—	1,853,441
—	252,400	252,400	Travelers Cos., Inc. (The)	—	10,358,496	10,358,496
—	762,073	762,073	XL Capital Ltd. (Class A Stock)	—	8,733,356	8,733,356
				18,084,914	42,562,337	60,647,251

			Internet & Catalog Retail	0.1%	1.0%	0.9%
38,925	—	38,925	Liberty Media Holding Corp. — Interactive (Class A Stock)(b)	195,014	—	195,014
—	1,566,740	1,566,740	Ticketmaster Entertainment, Inc.(b)	—	10,058,471	10,058,471
				195,014	10,058,471	10,253,485

			Internet Software & Services	1.9%	3.3%	3.1%
9,800	—	9,800	Amazon.com, Inc.(b)	819,868	—	819,868
5,570	23,200	28,770	Google, Inc. (Class A Stock)(b)	2,348,256	9,780,888	12,129,144
—	1,433,500	1,433,500	IAC/InterActiveCorp(a)(b)	—	23,007,675	23,007,675
				3,168,124	32,788,563	35,956,687

			Investment Firms	2.7%		0.4%
133,316	—	133,316	JPMorgan Chase & Co.	4,547,409	—	4,547,409

			Machinery	0.3%		0.0%
15,420	—	15,420	PACCAR, Inc.(a)	501,304	—	501,304

			Materials	1.0%		0.1%
21,100	—	21,100	Martin Marietta Materials, Inc.(a)	1,664,368	—	1,664,368

			Media	4.0%	6.8%	6.4%
204,570	1,275,001	1,479,571	Comcast Corp. (Special Class A Stock).	2,884,437	18,474,765	21,359,202
—	756,800	756,800	Discovery Communications, Inc. (Class A Stock)(b)	—	17,065,840	17,065,840
—	1,193,735	1,193,735	Liberty Global, Inc. Series C (a)(b)	—	18,872,950	18,872,950
31,100	—	31,000	Liberty Media Corp. — Entertainment (Class A Stock)(b)	831,925	—	831,925
198,500	—	198,500	News Corp.(Class A Stock)	1,808,335	—	1,808,335
—	445,300	445,300	Time Warner Cable, Inc.	—	14,102,651	14,102,651
50,800	—	50,800	Walt Disney Co. (The)	1,185,164	—	1,185,164
				6,709,861	68,516,206	75,226,067

			Medical Supplies & Equipment	0.7%		0.1%
17,500	—	17,500	Becton, Dickinson and Co.	1,247,925	—	1,247,925

			Metals & Mining	0.8%		0.1%
1,140,700	—	1,140,700	China Coal Energy Co. (ClassH Stock)(Hong Kong)	1,337,662	—	1,337,662

			Mining	0.5%		0.1%
21,100	—	21,100	Vulcan Materials Co.(a)	909,410	—	909,410

			Multi-Utilities		2.4%	2.0%
—	475,000	475,000	Sempra Energy	—	23,574,250	23,574,250

			Office Electronics		0.6%	0.5%
—	965,400	965,400	Xerox Corp.	—	6,255,792	6,255,792

			Oil, Gas & Consumable Fuels	14.9%	16.8%	16.5%
—	198,100	198,100	Apache Corp.	—	14,292,915	14,292,915
60,600	272,800	333,400	Canadian Natural Resources Ltd. (Canada)	3,180,894	14,319,272	17,500,166
—	737,600	737,600	Chesapeake Energy Corp.	—	14,626,608	14,626,608
75,068	—	75,068	ConocoPhillips	3,157,360	—	3,157,360
83,640	—	83,640	Devon Energy Corp.	4,558,380	—	4,558,380
70,970	217,500	288,470	EOG Resources, Inc.	4,820,282	14,772,600	19,592,882
—	171,600	171,600	Hess Corp.	—	9,223,500	9,223,500
—	128,200	128,200	Noble Energy, Inc.	—	7,559,954	7,559,954
113,900	314,800	428,700	Occidental Petroleum Corp.	7,495,759	20,716,988	28,212,747
800	—	800	OGX Petroleo E Gas Participacoes SA (Brazil)	410,305	—	410,305
—	442,700	442,700	Petroleo Brasileiro SA (Brazil), ADR	—	18,141,846	18,141,846
—	358,600	358,600	Suncor Energy, Inc.(a)	—	10,879,924	10,879,924
18,808	—	18,808	Transocean Ltd.(Switzerland)(b)	1,397,246	—	1,397,246
—	404,537	404,537	Trident Resources Corp.(Canada), Privet Placement(original cost $16,980,633; purchased 3/11/05-1/05/06)(b)(c)(e)	—	— (f)	— (f)
—	1,209,500	1,209,500	Williams Cos., Inc.(The)	—	18,880,295	18,880,295
—	649,500	649,500	XTO Energy, Inc.	—	24,771,930	24,771,930
				25,020,226	168,185,832	193,206,058

			Pharmaceuticals	5.0%	3.8%	4.0%
46,900	—	46,900	Johnson & Johnson	2,663,920	—	2,663,920
52,900	—	52,900	Merck & Co., Inc.(a)	1,479,084	—	1,479,084
—	1,198,800	1,198,800	Mylan, Inc.(a)(b)	—	15,644,340	15,644,340
93,400	—	93,400	Pfizer, Inc.	1,401,000	—	1,401,000
116,600	—	116,600	Schering-Plough Corp.	2,928,992	—	2,928,992
—	335,306	335,306	Shire PLC (United Kingdom), ADR(a)	—	13,908,493	13,908,493
—	199,100	199,100	Wyeth	—	9,037,149	9,037,149
				8,472,996	38,589,982	47,062,978

			Real Estate Investment Trust	0.4%		0.1%
41,500	—	41,500	Brookfield Asset Management, Inc.(Class A Stock) (Canada)	708,405	—	708,405

			Real Estate Operation & Development	0.7%		0.1%
240,000	—	240,000	Hang Lung Group Ltd. (Hong Kong)	1,123,051	—	1,123,051

			Real & Merchandising	7.3%		1.0%
59,000	—	59,000	Bed Bath & Beyond, Inc.(a)(b)	1,814,250	—	1,814,250
143,700	—	143,700	Costco Wholesale Corp.	6,567,090	—	6,567,090
119,910	—	119,910	CVS Caremark Corp.	3,821,532	—	3,821,532
				12,202,872	—	12,202,872

			Semiconductors & Semiconductor Equipment	1.9%	1.5%	1.5%
—	1,288,800	1,288,800	Marvell Technology Group Ltd.(b)	—	15,001,632	15,001,632
146,400	—	146,400	Texas Instruments, Inc.(a)	3,118,320	—	3,118,320
				3,118,320	15,001,632	18,119,952

			Software	3.8%	8.3%	7.6%
78,300	—	78,300	Activision Blizzard, Inc.(b)	988,929	—	988,929
—	1,555,000	1,555,000	CA, Inc.	—	27,103,650	27,103,650
—	591,500	591,500	Check Point Software Technologies(a)(b)	—	13,882,505	13,882,505
28,600	—	28,600	Dun & Bradstreet Corp.(The)	2,322,606	—	2,322,606
132,180	370,200	502,380	Microsoft Corp.	3,141,919	8,799,654	11,941,573
—	2,140,700	2,140,700	Symantec Corp.(a)(b)	—	33,309,292	33,309,292
				6,453,454	83,095,101	89,548,555

			Telecommunications	0.6%		0.1%
56,400	—	56,400	Cisco Systems, Inc.(b)	1,051,296	—	1,051,296

			Thrifts & Mortgage Finance		0.8%	0.7%
—	517,060	517,060	People’s United Financial, Inc.(a)	—	7,776,582	7,776,582

			Tobacco	0.9%		0.1%
34,965	—	34,965	Philip Morris International, Inc	1,525,173	—	1,525,173

			Transportation	2.7%		0.4%
606,359	—	606,359	China Merchants Holdings International Co. Ltd.(Hong Kong)	1,736,715	—	1,736,715
426,000	—	426,000	China Shipping Development Co. Ltd. (Class H Stock)(Hong Kong)	544,814	—	544,814
409,200	—	409,200	COSCO Pacific Ltd.(Bermuda)	458,187	—	458,187
11,445	—	11,445	Kuehne & Nagel International AG (Switzerland)	899,012	—	899,012
16,800	—	16,800	United Parcel Service, Inc. (Class B Stock)	839,832	—	839,832
				4,478,560	—	4,478,560

			Wireless Telecommunication Services		3.3%	2.8%
—	1,366,300	1,366,300	NII Holdings, Inc.(b)	—	26,055,341	26,055,341
—	1,715,903	1,715,903	Virgin Mobile USA, Inc.(Class A Stock)(b)	—	6,897,930	6,897,930
				—	32,953,271	32,953,271

			Total Common Stocks (cost $151,840,502; $989,376,572; $1,141,217,074)	157,784,686	941,728,615	1,099,513,301

		Pro Forma
		Combined
Davis Value	Value	Value
Portfolio	Portfolio	Portfolio
Principal	Principal	Principal
Amount(000)#	Amount(000)	Amount(000)
			CORPORATE BONDS	0.6%	0.7%	0.7%
			Entertainment & Leisure
1,000	—	1,000	Harley-Davidson, Inc., Sr. Unsec’d. Notes, 15.00%, due 02/01/14, BBB+ (d) (cost $1,000,000)(c)	1,053,397	—	1,053,397

			Oil, Gas & Consumable Fuels
—	CAD 12,750	CAD 12,750	Trident Resources Corp.,(Canada), Private Placement, PIK, 7.81%, due 8/12/12 (original cost $12,056,536)(c)(e)	—	7,314,356	7,314,356
			Total Corporate Bonds	1,053,397	7,314,356	8,367,753

			CONVERTIBLE BOND	0.2%		0.0%
			Environmental Control
357	—	357	Sino-Forest Corp.(Canada), 5.00%, due 08/01/13, Ba2† (cost $357,000)(c)	294,525	—	294,525

		Pro Forma
		Combined
Davis Value	Value	Value
Portfolio	Portfolio	Portfolio
Shares	Shares	Shares
			CONVERTIBLE PREFERRED STOCKS		1.5%	1.3%
			Consumer Finance		0.5%	0.5%
—	9,540	9,540	SLM Corp.	—	5,413,950	5,413,950

			Pharmaceuticals		1.0%	0.8%
—	11,040	11,040	Mylan, Inc.	—	9,509,856	9,509,856

			Total Convertible Preferred Stocks (cost $0; $11,052,771; $11,052,771)	—	14,923,806	14,923,806

		Pro Forma
		Combined
Davis Value	Value	Value
Portfolio	Portfolio	Portfolio
Units	Units	Units
			WARRANTS
—	1,043,852	1,043,852	Trident Resources Corp. (Canada), Private Placement, expiring 1/01/15 (original cost $0; purchased 8/20/07)(b)(c)(e)	—	90	90

			Total long-term investments (cost $153,197,502; $1,012,485,879; $1,165,683,381)	159,132,608	963,966,867	1,123,099,475

		Pro Forma
		Combined
Davis Value	Value	Value
Portfolio	Portfolio	Portfolio
Shares	Shares	Shares
			SHORT-TERM INVESTMENT	18.4%	14.4%	15.0%
			Affiliated Money Market Mutual Fund
30,895,685	144,561,853	175,457,538	Dryden Core Investment Fund-Taxable Money Market Series (cost $30,895,685; $144,561,853; $175,457,538; includes $22,221,901; $113,235,877; $135,457,778 of cash collateral for securities on loan) (g)(h)	30,895,685	144,561,853	175,457,538

			Total Investments (i)	113.3%	110.4%	110.8%
			(cost $184,093,187; $1,157,047,732; $1,341,140,919)	190,028,293	1,108,528,720	1,298,557,013

				(13.3)%	(10.4)%	(10.8)%
			Liabilities in excess of other assets	(22,298,057)	(104,153,506)	(126,619,563)*
				100.0%	100.0%	100.0%
			Net Assets	$167,730,236	$1,004,375,214	$1,171,937,450 *

The following abbreviations are used in portfolio descriptions:

ADR - American Depositary Receipt
CAD - Canadian Dollar
PIK - Payment in Kind
FPR - Fully Paid Rights

#	Principal amount is shown in U.S. dollars unless otherwise stated.
†	Moody’s rating. The rating reflected is as of June 30, 2009. Rating of certain bonds may have changed subsequent to that date.
*	Includes the adjustment of $168,000 for the estimated reorganization expenses attributable to Davis Portfolio.
(a)

All or a portion of the security is on loan. The aggregate market value of such securities is $21,312,399, $107,742,418 and $129,054,817, respectively; cash collateral of $22,221,901, $113,235,877 and $135,457,778 (included with liabilities) was received with which the Portfolios purchased highly liquid short-term investments.

(b)	Non-income producing security.
(c)	Indicates a security that has been deemed illiquid.
(d)	Standard & Poor’s rating.
(e)	Indicates a restricted security; the aggregate original cost of such securities is $29,037,169. The aggregate value of $7,314,446 is approximately 0.7% of net assets.
(f)	Less than $1.
(g)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(h)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(i)

As of June 30, 2009, 11 and 3 securities, respectively, representing $12,110,759 and 7.2% of net assets and $ 7,314,446 and 0.7% of net assets, respectively, were fair valued in accordance with the policies adopted by the Board of Trustees.

Davis Value Portfolio

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1-quoted prices in active markets for identical securities

Level 2-other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3-significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$145,684,399	$12,100,287	$—
Corporate Bonds	—	1,347,922	—
Affiliated Money Market
Mutual Fund	30,895,685	—	—
	176,580,084	13,448,209	—
Other Financial Instruments*	—	—	—
Total	$176,580,084	$13,448,209	$—

*       Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2008 and June 30, 2009, the Portfolio did not use any significal unobservable inputs (Level 3) in determining the value of investments.

Value Portfolio

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1-quoted prices in active markets for identical securities

Level 2-other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3-significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$941,728,615	$—	$—
Corporate Bonds	—	—	7,314,356
Convertible Preferred Stocks	14,923,806	—	—
Warrants	—	—	90
Affiliated Money Market
Mutual Fund	144,561,853	—	—
	1,101,214,274	—	7,314,446
Other Financial Instruments*	—	—	—
Total	$1,101,214,274	$—	$7,314,446

*       Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Corporate Bond	Warrant
Balance as of 12/31/08	$1,720,388	$3,349,256	$85
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	(1,720,388)	3,548,882	5
Net purchases (sales)	—	416,218	—
Transfers in and/or out of Level 3	—	—	—
Balance as of 06/30/09	$—	$7,314,356	$90

Pro Forma Value Portfolio after Reorganization

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1-quoted prices in active markets for identical securities

Level 2-other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3-significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$1,087,413,014	$12,100,287	$—
Corporate Bonds	—	1,347,922	7,314,356
Convertible Preferred Stocks	14,923,806	—
Warrants	—	—	90
Affiliated Money Market
Mutual Fund	175,457,538	—	—
	1,277,794,358	13,448,209	7,314,446
Other Financial Instruments*	—	—	—
Total	$1,277,794,358	$13,448,209	$7,314,446

*       Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Portfolio’s assets carried at fair value:

	Common Stocks	Corporate Bond	Warrant
Balance as of 12/31/08	$1,720,388	$3,349,256	$85
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	(1,720,388)	3,548,882	5
Net purchases (sales)	—	416,218	—
Transfers in and/or out of Level 3	—	—	—
Balance as of 06/30/09	$—	$7,314,356	$90

Value Portfolio Surviving

Pro Forma Statement of Assets and Liabilities

as of June 30, 2009

(Unaudited)

	Davis Value Portfolio	Value Portfolio	Pro Forma adjustments		Pro Forma Value Portfolio Surviving
Assets

Investments at value, including securities on loan(D)
Unaffiliated Investments(A)	$159,132,608	$963,966,867			$1,123,099,475
Affiliated Investments(B)	30,895,685	144,561,853			175,457,538
Foreign currency, at value(C)		8			8
Receivable for investments sold	520,294	8,571,867			9,092,161
Receivable for Series shares sold	58,067	49,605			107,672
Dividends and interest receivable	236,010	1,482,907			1,718,917
Foreign tax reclaim receivable	42,253	261,649			303,902
Prepaid expenses	346	3,487			3,833
Total assets	190,885,263	1,118,898,243	—		1,309,783,506
					`
Liabilities

Collateral for securities on loan	22,221,901	113,235,877			135,457,778
Payable to custodian	47,232	506,637			553,869
Payable for investments purchased	709,110	—			709,110
Payable for Series shares repurchased	14,962	205,521			220,483
Accrued expenses and other liabilities	54,562	243,264	$168,000	(a)	465,826
Management fee payable	104,539	330,448			434,987
Distribution fee payable	—	429			429
Administration fee payable	—	258			258
Affiliated transfer agent fee payable	595	595			1,190
Deferred trustees’ fees	2,126	—			2,126
Total liabilities	23,155,027	114,523,029	168,000	(a)	137,846,056

Net Assets	$167,730,236	$1,004,375,214	$(168,000	)(a)	$1,171,937,450

Net assets were comprised of:
Paid-in capital	$182,363,058	$1,448,386,038			$1,630,749,096
Retained earnings	(14,632,822)	(444,010,824)	$(168,000	)(a)	(458,811,646)
Net assets, June 30, 2009	$167,730,236	$1,004,375,214	$(168,000	)(a)	$1,171,937,450

Net Asset Value
Class I
Net assets	$167,730,236	$1,002,240,948	$(168,000	)(a)	$1,169,803,184
Shares of beneficial interest issued and outstanding	23,997,670	81,821,603	(10,311,422	)(b)	95,507,851
Net asset value and redemption price per share	$6.99	$12.25			$12.25

Net Asset Value
Class II
Net assets	$—	$2,134,266			$2,134,266
Shares of beneficial interest issued and outstanding	—	173,163			173,163
Net asset value and redemption price per share	$—	$12.33			$12.33

Net assets	$167,730,236	$1,004,375,214	$(168,000	)(a)	$1,171,937,450

(a) Reflects the estimated Reorganization expenses of $168,000 attributable to Davis Value.

(b) Represents the difference between total additional shares to be issued (see Pro Forma Financial Statements - Note 2) and current Davis Value Portfolio shares outstanding.

(A) Unaffiliated investments at cost	$153,197,502	$1,012,485,879	$1,165,683,381
(B) Affiliated investments at cost	$30,895,685	$144,561,853	$175,457,538
(C) Foreign currency at cost	$—	$8	$8
(D) Aggregate market value of securities on loan	$21,312,399	$107,742,418	$129,054,817

Value Portfolio Survivng

Pro Forma Statement of Operations

For the Period Ended June 30, 2009

(Unaudited)

	Davis Value Portfolio	Value Portfolio	Pro Forma Adjustments		Pro Forma Value Portfolio Surviving
Investment Income
Unaffiliated Dividend Income	$3,414,560	$17,478,301			$20,892,861
Affiliated Dividend Income (net of foreign withholding taxes of $41,499, $19,279, and $60,788)	92,939	365,707			458,646
Affiliated Income from Securities Loaned, Net	263,334	1,038,285			1,301,619
Interest	76,958	1,135,252			1,212,210
	3,847,791	20,017,545	—		23,865,336

Expenses
Management Fee	777,399	4,288,363	$(362,786	)(a)	4,702,976
Distribution Fees - Class II	—	4,701			4,701
Administration Fee - Class II	—	2,821			2,821
Transfer Agent’s Fees and Expenses (including affiliated expense of $2,800, $5,500, and $8,300)	3,000	9,000	(1,000	)(b)	11,000
Custodian’s Fees and Expenses	76,000	128,000	(74,000	)(b)	130,000
Legal and Audit Fees	24,000	29,000	(18,000	)(b)	35,000
Trustees Fees	11,000	27,000	(8,000	)(b)	30,000
Reports to Shareholders	33,000	174,000	(32,000	)(b)	175,000
Commitment Fees	1,000	7,000			8,000
Insurance Expense	4,000	19,000			23,000
Interest Expense	—	5,512			5,512
Miscellaneous Expenses	7,737	35,566	(28,303	)(b)	15,000

Total Expenses(c)	937,136	4,729,963	(524,089)		5,143,010
Net Investment Income	2,910,655	15,287,582	524,089		18,722,326

Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net Realized Gain (Loss) on:
Investment Transactions	(24,374,965)	(388,078,703)			(412,453,668)
Foreign Currency Transactions	(14,858)	(5,473)			(20,331)
	(24,389,823)	(388,084,176)	—		(412,473,999)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(50,895,865)	(79,507,114)			(130,402,979)
Foreign Currencies	(2,016)	(1,037)			(3,053)
	(50,897,881)	(79,508,151)	—		(130,406,032)

Net Loss on Investments and Foreign Currencies	(75,287,704)	(467,592,327)	—		(542,880,031)

Net Decrease in Net Assets Resulting From Operations	$(72,377,049)	$(452,304,745)	524,089		$(524,157,705)

(a) At the current net assets level, Davis Value Portfolio does not have the same management fee as the Value Portfolio.

(b) Estimated savings on fund fees due to consolidation.

(c) The estimated Reorganization expenses to be borne by Davis Value Portfolio of $168,000 are not reflected in the Statement of Operations.

Notes to Pro-Forma Financial Statements for the Reorganization

(Unaudited)

1.              Basis of Combination — The Pro-Forma Statement of Assets and Liabilities, including the Pro-Forma Schedule of Investments at June 30, 2009 and the related Pro-Forma Statement of Operations (“Pro-Forma Statements”) for the year ended June 30, 2009, reflect the accounts of Value Portfolio (the “Acquiring” fund), and Davis Value Portfolio (the “Target” fund), each a “Fund.”

The Pro-Forma Statements give effect to the proposed transfer of all assets and liabilities of both Davis Value Portfolio in exchange for shares in the Value Portfolio. The Pro-Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information.

2.              Shares of Beneficial Interest — The pro-forma net asset value per share assumes the issuance of shares by Value Portfolio, pursuant to the reorganization, on June 30, 2009.  Shareholders of the Davis Value Portfolio would become shareholders of Value Portfolio, receiving shares of Value Portfolio equal to the value of their holdings in Davis Value Portfolio. The amount of additional shares to be issued by Value Portfolio are assumed to be based on the June 30, 2009 net assets value, as follows:

Value Portfolio	Net Assets of Davis Value Portfolio		Per Share Value Portfolio
Additional Shares Issued	6/30/2009	Adjustments*	6/30/2009
13,686,248	$167,730,236	$168,000	$12.25

* Reflects the estimated Reorganization expenses of $168,000 attributable to Davis Value Portfolio.

3.              Pro-Forma Operations — The Pro-Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entities.  The pro-forma investment management fees are based on the fee schedule in effect of the Value Portfolio at the combined level of average net assets for the year ended June 30, 2009. The Pro-Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.              Security Valuation — Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask price or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the Manager, in consultation with the subadvisor, believe the primary market to be over-the-counter are valued by an independent agent or principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange of board of trade are valued at the last sale price at the closing of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analysis media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. Investments in mutual funds are valued at their net assets value as of the close of the New York Stock Exchange on the date of the valuation. Short-term securities that are held in the Funds, which mature in more than 60 days are valued at current market quotations, and those short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

The Funds valuation policies are substantially identical and there are no differences in terms of how each Fund values its portfolio securities.

5.              Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

6.              Taxes - For Federal income tax purposes, the Value Portfolio and Davis Value Portfolio are registered as Investment Partnerships and will continue to be so subsequent to the merger.

PART C.                                                 OTHER INFORMATION

Item 15.                            Indemnification

Article VII, Section 2, of the Agreement and Declaration of Trust of the Registrant provides:  “ Each Person who is, or has been, a Trustee, officer, employee or agent of the Trust and any Person who is serving or has served at the Trust’s request as a director, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each such Person, an “Indemnitee”) shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act and as provided in the By-Laws. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, adviser, sub-adviser or Principal Underwriter of the Trust.  Notwithstanding any other provision of this Declaration of Trust or of the By-Laws to the contrary, any liability, expense or obligation against which any Indemnitee is indemnified and entitled to paid pursuant to the By-Laws shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Indemnitee; provided that any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series in such manner as the Trustees in their sole discretion deem fair and equitable.”

Article VII, Section 3 of the Agreement and Declaration of Trust of the Registrant provides:  “The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested.  A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law.  The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.”

Article XI of the Registrant’s by-laws provides:

“Section 1. Agents, Proceedings, Expenses. For the purpose of this Article, “agent” means any Person who is or was a Trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise; “proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “expenses” includes, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

Section 2. Indemnification. The Trust shall indemnify every agent of the Trust against expenses to the fullest extent authorized, and in the manner permitted, by applicable federal and state law

Section 3. Advances.  The Trust shall advance the expenses of agents of the Trust who are parties to any proceeding to the fullest extent authorized, and in the manner permitted, by applicable federal and state law.

Section 4.  Insurance.   Pursuant and subject to Sections 2 and 3 of this Article XI, the Trust shall indemnify each agent against, or advance the expenses of any agent for, the amount of any deductible provided in any liability insurance policy maintained by the Trust.”

Paragraph 8 of the Management Agreement between Registrant and PI provides: “The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.”

The subadvisory agreement between PI and each subadviser generally provides that: “The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.”

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16	Exhibits

1(a)

Certificate of Trust of The Prudential Series Fund. Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”), filed December 29, 2005.

1(b)	Agreement and Declaration of Trust of The Prudential Series Fund. Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement, filed December 29, 2005.
(2)	By-laws of The Prudential Series Fund. Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement, filed December 29, 2005.
(3)	Not applicable
(4)

Plan of Reorganization of The Prudential Series Fund, on behalf of SP Mid Cap Growth Portfolio, SP Davis Value Portfolio and SP Strategic Partners Focused Growth Portfolio (the Target Portfolios) and SP Prudential U.S. Emerging Growth Portfolio, Value Portfolio and Jennison Portfolio (the Acquiring Portfolios). Filed herewith as Exhibit A to the Proxy Statement/Prospectus contained within the Registration Statement.

(5)	None.
(6)(a)

Management Agreement between Prudential Investments LLC and The Prudential Series Fund. Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement, filed December 29, 2005.

(6)(b)	Subadvisory Agreement between Prudential Investments LLC and Neuberger Berman Management LLC (SP Mid Cap Growth Portfolio), filed herewith.
(6)(c)

Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (SP Prudential U.S. Emerging Growth Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement, filed December 29, 2005.

(6)(d)

Subadvisory Agreement between Prudential Investments LLC and Davis Selected Advisers, L.P. (SP Davis Value Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement, filed December 29, 2005.

(6)(e)

Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (Value Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement, filed December 29, 2005.

(6)(f)

Subadvisory Agreement between Prudential Investments Fund Management LLC and Alliance Capital Management, L.P. (AllianceBernstein) (SP Strategic Partners Focused Growth Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement, filed December 29, 2005.

(6)(g)	Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (SP

Strategic Partners Focused Growth Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement, filed December 29, 2005.
(6)(h)

Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (Jennison Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement, filed December 29, 2005.

(7)

Distribution Agreement between The Prudential Series Fund and Prudential Investment Management Services LLC. Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(8)	None.
(9)(a)

Custodian Contract between Registrant and The Bank of New York (BNY) dated November 7, 2002. Incorporated by reference to the Strategic Partners Opportunity Funds Post-Effective amendment no. 9 to the registration statement on Form N-1A filed April 30, 2003 (File No. 333-95849).

(9)(b)

Amendment dated June 6, 2005 to Custodian Contract between Registrant and BNY. Incorporated by reference to the Strategic Partners Opportunity Funds Post-Effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed May 31, 2006 (File No. 333-95849).

(9)(c)

Amendment dated December 27, 2007 to Custodian Agreement between the Registrant and BNY. Incorporated by reference to the JennisonDryden Portfolios Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed via EDGAR on December 21, 2007 (File No. 33-9269).

(10)(a)

Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).

(10)(b)

Amendment dated December 27, 2007 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the JennisonDryden Portfolios Post - Effective Amendment No. 37 to the Registration statement of on Form N1-A filed via EDGAR on December 21, 2007 (File No. 33-9269).

(11)	Opinion and Consent of Goodwin Procter LLP, counsel for Registrant. Filed herewith.
(12)	Form of Opinion and Consent of Shearman & Sterling LLP, special tax counsel to Registrant, supporting tax matters and consequences to shareholders. Filed herewith.
(13)	None
(14)	Consent of Independent Registered Public Accounting Firm, KPMG LLP. Filed herewith.
(15)	None.
(16)	Power of Attorney. Filed herewith.
(17)	Form of voting instruction cards: SP PIMCO High Yield Portfolio. Filed herewith.

ITEM 17.                                            Undertakings

(1)                                  The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)                                  The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark and State of New Jersey, on the 12th day of January, 2010.

By:	/s/ Stephen S. Pelletier
Stephen S. Pelletier
President

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 12th day of January, 2010.

x

	Signature	Title

	/s/ Stephen S. Pelletier*	President (Principal Executive Officer)
Stephen S. Pelletier

	/s/ Grace Torres*	Treasurer (Principal Financial and Accounting Officer)
Grace Torres

	/s/ Delayne Dedrick Gold*	Trustee
Delayne Dedrick Gold

	/s/ Sauk K. Fenster*	Trustee
Sauk K. Fenster, Ph.D.

	/s/ Robert F. Gunia*	Trustee
Robert F. Gunia

	/s/ W. Scott McDonald, Jr.*	Trustee and Vice-Chairman
W. Scott McDonald, Jr.

	/s/ Thomas T. Mooney*	Trustee and Chairman
Thomas T. Mooney

	/s/ Thomas M. O’Brien*	Trustee
Thomas M. O’Brien

	/s/ F. Don Schwartz*	Trustee
F. Don Schwartz

*By:	/s/ John P. Schwartz	Assistant Secretary
John P. Schwartz

*     Pursuant to Powers of Attorney filed herein as Exhibit 16 hereto

Exhibits

Exhibit Number	Description
(4)

Plan of Reorganization of The Prudential Series Fund, on behalf of SP Mid Cap Growth Portfolio, SP Davis Value Portfolio and SP Strategic Partners Focused Growth Portfolio (the Target Portfolios) and SP Prudential U.S. Emerging Growth Portfolio, Value Portfolio and Jennison Portfolio (the Acquiring Portfolios). Filed herewith as Exhibit A to the Proxy Statement/Prospectus contained within the Registration Statement.

(6)(b)	Subadvisory Agreement between Prudential Investments LLC and Neuberger Berman Management LLC (SP Mid Cap Growth Portfolio).

(11)	Opinion and Consent of Goodwin Procter LLP, counsel for the Registrant.

(12)	Form of Opinion and consent of Shearman & Sterling LLP, special tax counsel to the Registrant.

(14)	Consent of Independent Registered Public Accounting Firm, KPMG LLP.

(16)	Power of Attorney.

(17)	Form of voting instruction cards (SP Mid Cap Growth Portfolio, SP Davis Value Portfolio and SP Strategic Partners Focused Growth Portfolio)..